File Nos. 33-37459 and 811-6200
As filed with the Securities and Exchange Commission on November 14, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 78	☑

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 82	☑

SCHWAB INVESTMENTS
(Exact Name of Registrant as Specified in Charter)
101 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (zip code)
Registrant’s Telephone Number, including Area Code:
(800) 648-5300
Randall W. Merk
101 Montgomery Street, San Francisco, California 94104
(Name and Address of Agent for Service)
Copies of communications to:

Timothy W. Levin, Esq.	John M. Loder, Esq.	Koji E. Felton, Esq.
Morgan Lewis & Bockius LLP	Ropes & Gray	Charles Schwab Investment
1701 Market Street	One International Place	Management, Inc.
Philadelphia, PA 19103	Boston, MA 02110-2624	101 Montgomery Street
120KNY-14-109
San Francisco, CA 94104
It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☑	On November 15, 2008, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date), pursuant to paragraph (a)(2) of Rule 485

if appropriate, check appropriate box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Schwab Bond Funds

Prospectus
November 15, 2008

• Schwab YieldPlus Fund®
• Schwab Short-Term Bond Market Fundtm
• Schwab Total Bond Market Fundtm
• Schwab GNMA Fundtm
• Schwab Inflation Protected Fundtm
• Schwab® Premier Income Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

This prospectus does not offer for sale and is not a solicitation of offers to purchase shares of certain funds described herein in those states and jurisdictions where the funds are not registered and/or qualified for sale.

Schwab Bond Funds®

About the funds

Schwab YieldPlus Fund®	2

Schwab Short-Term Bond Market Fundtm	8

Schwab Total Bond Market Fundtm	14

Schwab GNMA Fundtm	19

Schwab Inflation Protected Fundtm	24

Schwab® Premier Income Fund	30

Fund management	37

Investing in the funds

Placing orders through your intermediary	40

Placing direct orders	41

Transaction policies	43

Distributions and taxes	46

About the funds

The Schwab YieldPlus Fund® is an ultra short-term bond fund, designed to offer high current income with minimal changes in share price. The fund seeks to keep the average duration of its portfolio at one year or less.

The Schwab Short-Term Bond Market Fundtm is a short-term bond fund designed to offer high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) U.S. Government/Credit Index. The fund seeks to maintain an average weighted maturity of less than three years.

The Schwab Total Bond Market Fundtm is designed to offer high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund is intended for investors seeking to fill the fixed income component of their asset allocation plan.

The Schwab GNMA Fundtm is a bond fund designed to offer current income by investing primarily in Government National Mortgage Association (GNMA) securities. GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

The Schwab Inflation Protected Fundtm is a bond fund designed to offer total return and inflation protection by investing primarily in inflation protected fixed income securities.

The Schwab® Premier Income Fund is designed to offer high current income and capital appreciation by investing in a combination of fixed income and equity securities and derivative instruments.

The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab YieldPlus Fund®

Ticker symbols:	Investor Shares: SWYPX	Select Shares® : SWYSX

Invesment objective

The fund seeks high current income with minimal changes in share price.

Investment techniques

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Three kinds of swaps are index swaps, interest-rate swaps and credit default swaps.

Strategy

To pursue its goal, the fund primarily invests in investment-grade bonds (high and certain medium quality, AAA to BBB− or the unrated equivalent as determined by the investment adviser). The fund may invest in bonds from diverse market sectors based on changing economic, market, industry and issuer conditions. The fund may invest in fixed, variable or floating rate bonds issued by U.S. and non-U.S. issuers including, without limitation, Treasuries and agency securities, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, preferred and convertible securities. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund’s investment strategy is designed to offer higher yields than a money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may invest in derivatives including, without limitation, futures, options and swaps (including credit default swaps), which relate to fixed income securities, interest rates and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales, reverse repurchase agreements and dollar rolls. Please see the Principal risks section for a description of these investments. In addition, the fund may seek to obtain market exposure to certain financial instruments by investing in a series of purchase and sale contracts.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks

Investment risk. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

2 Schwab YieldPlus Fund®

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund’s share price. This risk is greater when the fund holds bonds with longer maturities.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a

Schwab YieldPlus Fund® 3

rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, short sales, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Mortgage dollar rolls risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser’s maturity and duration decisions also will affect the fund’s performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

Investment style risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

4 Schwab YieldPlus Fund®

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	are shown for one class only, and would be different for the other share class

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a share class, see page 40.

 Annual total returns (%) as of 12/31

Investor Shares
(BAR CHART)

5.75%	5.85%	2.64%	2.91%	2.22%	3.32%	5.48%	-1.25%

2000	2001	2002	2003	2004	2005	2006	2007

Best quarter: 2.25% Q1 2001
Worst quarter: (2.58%) Q4 2007
Year-to-date performance as of 9/30/08 (30.50%)

 Average annual total returns (%) as of 12/31/07

			Since
	1 year	5 Years	Inception[1]
Investor Shares
Before taxes	-1.25	2.51	3.42
After taxes on distributions	-3.08	1.13	1.70
After taxes on distributions and sale of shares	-0.79	1.35	1.88
Select Shares®
Before taxes	-1.00	2.67	3.58
Lehman Brothers Short U.S. Treasury Index: 9-12 Months*
	5.87	3.01	3.89[2]

[1]	Inception: 10/1/99.
[2]	From: 10/1/99.

*	The Lehman Brothers Short U.S. Treasury 9-12 Months Index is composed of only U.S. Treasury securities, which are direct obligations of the U.S government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk. The fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the Principal risks section).

Schwab YieldPlus Fund® 5

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return for each share class.

 Fee table (%)

Shareholder fees	Investor Shares	Select Shares®
	None	None

Annual operating expenses (% of average net assets)

Management fees	0.35	0.35
Distribution (12b-1) fees	None	None
Other expenses*	0.74	0.59

Total annual operating expenses	1.09	0.94
Less expense reduction	(0.51)	(0.51)

Net operating expenses**	0.58	0.43

*	Other expenses have been restated to reflect current fees and expenses.

**	Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.43%, respectively, through 11/14/10. Schwab and the investment adviser have agreed to advance the fund certain litigation expenses to the extent necessary to maintain these expense limitations (excluding amounts paid in connection with judgments and settlements) in connection with certain legal matters. These advances are subject to repayment by the fund to Schwab and the investment adviser to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$59	$242	$394	$834
Select Shares	$44	$195	$311	$652

6 Schwab YieldPlus Fund®

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
Investor Shares	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per–Share Data ($)

Net asset value at beginning of period	9.41	9.67	9.68	9.71	9.70

Income (loss) from investment operations:
Net investment income (loss)	0.39	0.51	0.45	0.29	0.24
Net realized and unrealized gains (losses)	(3.20)	(0.26)	(0.01)	(0.02)	0.01

Total from investment operations	(2.81)	0.25	0.44	0.27	0.25
Less distributions:
Distributions from net investment income	(0.40)	(0.51)	(0.45)	(0.30)	(0.24)

Net asset value at end of period	6.20	9.41	9.67	9.68	9.71

Total return (%)	(30.66)	2.59	4.64	2.82	2.63

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.56	0.58	0.58	0.59	0.59
Gross operating expenses	0.60	0.58	0.58	0.59	0.59
Net investment income (loss)	5.24	5.27	4.62	3.00	2.43
Portfolio turnover rate	83	188	54	76	89
Net assets, end of period ($ × 1,000,000)	133	1,145	886	741	639

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
Select Shares	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per–Share Data ($)

Net asset value at beginning of period	9.41	9.66	9.68	9.70	9.70

Income (loss) from investment operations:
Net investment income (loss)	0.40	0.52	0.46	0.30	0.25
Net realized and unrealized gains (losses)	(3.20)	(0.24)	(0.02)	(0.01)	0.01

Total from investment operations	(2.80)	0.28	0.44	0.29	0.26
Less distributions:
Distributions from net investment income	(0.42)	(0.53)	(0.46)	(0.31)	(0.26)

Net asset value at end of period	6.19	9.41	9.66	9.68	9.70

Total return (%)	(30.67)	2.85	4.69	3.08	2.67

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.42	0.43	0.43	0.44	0.45
Gross operating expenses	0.44	0.43	0.43	0.44	0.45
Net investment income (loss)	5.47	5.42	4.80	3.18	2.57
Portfolio turnover rate	83	188	54	76	89
Net assets, end of period ($ × 1,000,000)	350	9,552	7,319	5,091	3,030

Schwab YieldPlus Fund® 7

Schwab Short-Term Bond Market Fundtm

Ticker Symbol:	Investor Shares: SWBDX

Investment objective

The fund seeks high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index.

Short-term bonds

As a bond approaches maturity, its market value typically approaches its par value (the amount a bond-holder receives when the bond matures). Because of this, short-term bond prices are not as sensitive to interest rate changes as longer-term bond prices.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer-term bonds.

The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB — ). Bonds are represented in the index in proportion to their market value.

Strategy

To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds (“junk bonds”). The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

8 Schwab Short-Term Bond Market Fundtm

Principal risks

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. The fund’s short average maturity is designed to reduce this risk, but will not eliminate it.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which

Schwab Short-Term Bond Market Fundtm 9

the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage dollar rolls risk. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Securities lending risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

Management risk. The fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund’s investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

Investment style risk. Your investment in the fund will follow the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

10 Schwab Short-Term Bond Market Fundtm

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

(BAR CHART)

6.96%	1.54%	9.12%	7.31%	6.58%	3.46%	2.03%	1.54%	4.58%	4.60%

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Best quarter: 3.87% Q3 2001
Worst quarter: (1.52%) Q2 2004
Year-to-date performance as of 9/30/08 (4.19%)

 Average annual total returns (%) as of 12/31/07

	1 year	5 Years	10 Years
Fund
Before taxes	4.60	3.24	4.75
After taxes on distributions	2.75	1.88	2.96
After taxes on distributions and sale of shares	2.95	1.97	2.98
Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index	7.27	3.60	5.35

Schwab Short-Term Bond Market Fundtm 11

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees
None

Annual operating expenses (% of average net assets)

Management fees	0.29
Distribution (12b-1) fees	None
Other expenses	0.30

Total annual operating expenses	0.59
Less expense reduction	(0.04)

Net operating expenses*	0.55

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/10.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$56	$181	$320	$730

12 Schwab Short-Term Bond Market Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per–Share Data ($)

Net asset value at beginning of period	9.84	9.91	10.05	10.21	10.14

Income (loss) from investment operations:
Net investment income (loss)	0.44	0.49	0.42	0.30	0.28
Net realized and unrealized gains (losses)	(0.54)	(0.07)	(0.14)	(0.13)	0.07

Total from investment operations	(0.10)	0.42	0.28	0.17	0.35
Less distributions:
Distributions from net investment income	(0.44)	(0.49)	(0.42)	(0.31)	(0.28)
Distributions from net realized gains	−	−	−	(0.02)	−

Total Distributions	(0.44)	(0.49)	(0.42)	(0.33)	(0.28)

Net asset value at end of period	9.30	9.84	9.91	10.05	10.21

Total return (%)	(1.11)	4.33	2.87	1.68	3.46

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.56 [1]	0.55	0.55	0.53
Gross operating expenses	0.59	0.58	0.57	0.57	0.57
Net investment income (loss)	4.62	4.94	4.18	3.00	2.69
Portfolio turnover rate	351	225	171	109	114
Net assets, end of period ($ × 1,000,000)	346	569	604	660	728

1 The ratio of net operating expenses would have been 0.55% if interest expense had not been included.

Schwab Short-Term Bond Market Fundtm 13

Schwab Total Bond Market Fundtm

Ticker symbol:	Investor Shares: SWLBX

Investment objective

The fund seeks high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index.

The index

The Lehman Brothers U.S. Aggregate Bond Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB — ). Bonds are represented in the index in proportion to their market value.

Strategy

To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds (“junk bonds”). The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. The longer the fund’s dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

14 Schwab Total Bond Market Fundtm

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that

Schwab Total Bond Market Fundtm 15

changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities lending risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

Management risk. The fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund’s investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

Investment style risk. Your investment follows the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

(BAR CHART)

8.41%	-1.04%	11.09%	8.16%	8.77%	4.28%	4.58%	2.67%	4.62%	4.71%

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Best quarter: 4.68% Q3 1998
Worst quarter: (2.16%) Q2 2004
Year-to-date performance as of 9/30/08 (4.67%)

16 Schwab Total Bond Market Fundtm

 Average annual total returns (%) as of 12/31/07

	1 year	5 Years	10 Years
Fund
Before taxes	4.71	4.17	5.58
After taxes on distributions	2.78	2.40	3.43
After taxes on distributions and sale of shares	3.04	2.56	3.46
Lehman Brothers U.S. Aggregate Bond Index
	6.97	4.42	5.97

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees
None

Annual operating expenses (% of average net assets)

Management fees	0.25
Distribution (12b-1) fees	None
Other expenses*	0.32

Total annual operating expenses	0.57
Less expense reduction	(0.02)

Net operating expenses**	0.55

*	Other expenses have been restated to reflect current fees and expenses.

**	Schwab and the investment adviser have agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the fund to 0.55% through 11/14/10. Schwab and the investment adviser have agreed to advance the fund certain litigation expenses to the extent necessary to maintain this expense limitation (excluding amounts paid in connection with judgments and settlements) in connection with certain legal matters. These advances are subject to repayment by the fund to Schwab and the investment adviser to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$56	$179	$302	$664

Schwab Total Bond Market Fundtm 17

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per–Share Data ($)

Net asset value at beginning of period	9.72	9.76	10.10	10.15	10.20

Income (loss) from investment operations:
Net investment income (loss)	0.48	0.51	0.47	0.35	0.31
Net realized and unrealized gains (losses)	(0.56)	(0.04)	(0.31)	0.08	0.32

Total from investment operations	(0.08)	0.47	0.16	0.43	0.63
Less distributions:
Distributions from net investment income	(0.48)	(0.51)	(0.47)	(0.36)	(0.33)
Distributions from net realized gains	−	−	(0.03)	(0.12)	(0.35)

Total Distributions	(0.48)	(0.51)	(0.50)	(0.48)	(0.68)

Net asset value at end of period	9.16	9.72	9.76	10.10	10.15

Total return (%)	(0.91)	4.90	1.66	4.31	6.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.52	0.53	0.53	0.54	0.52
Gross operating expenses	0.52	0.53	0.53	0.54	0.54
Net investment income (loss)	5.03	5.16	4.68	3.49	3.08
Portfolio turnover rate	433	311	221	221	223
Net assets, end of period ($ × 1,000,000)	1,260	1,534	1,233	1,195	1,042

18 Schwab Total Bond Market Fundtm

Schwab GNMA Fundtm

Ticker symbols:	Investor Shares: SWGIX	Select Shares® : SWGSX

Investment objective

The fund seeks high current income consistent with preservation of capital.

GNMA securities

GNMA is a government-owned corporation and a federal agency. GNMA guaranteed securities represent interests in pools of residential mortgage loans.

GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in Government National Mortgage Association (GNMA) securities. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”).

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds, commercial paper and derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, structured notes, options and futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund is not subject to any maturity or duration restrictions.

In addition, the fund may invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls). In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. The longer the fund’s dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Schwab GNMA Fundtm 19

Credit risk of certain U.S. government securities. Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assuarance can be given that the U.S. Treasury initiatives will be successful.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage dollar rolls risk. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Securities lending risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

20 Schwab GNMA Fundtm

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser’s maturity and duration decisions also will affect the fund’s performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	are shown for one class only, and would be different for the other share class

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a share class, see page 40.

 Annual total returns (%) as of 12/31

Investor Shares
(BAR CHART)

3.18%	2.58%	3.63%	7.73%

2004	2005	2006	2007

Best quarter: 3.49% Q4 2007
Worst quarter: (1.18%) Q2 2004
Year-to-date performance as of 9/30/08 2.38%

Schwab GNMA Fundtm 21

 Average annual total returns (%) as of 12/31/07

		Since
	1 year	Inception[1]
Investor Shares
Before taxes	7.73	3.75
After taxes on distributions	5.88	2.21
After taxes on distributions and sale of shares	4.97	2.29
Select Shares®
Before taxes	7.93	3.91
Lehman Brothers GNMA Index
	6.98	4.37[2]

[1]	Inception: 3/3/03.
[2]	From: 3/3/03.

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return for each share class.

 Fee table (%)

Shareholder fees	Investor Shares	Select Shares®
	None	None

Annual operating expenses (% of average net assets)

Management fees	0.45	0.45
Distribution (12b-1) fees	None	None
Other expenses	0.52	0.36

Total annual operating expenses	0.97	0.81
Less expense reduction	(0.23)	(0.26)

Net operating expenses*	0.74	0.55

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.74% and 0.55%, respectively, through 11/14/10.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$76	$262	$490	$1,147
Select Shares	$56	$205	$397	$952

22 Schwab GNMA Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
Investor Shares	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per–Share Data ($)

Net asset value at beginning of period	9.45	9.44	9.72	9.78	9.69

Income (loss) from investment operations:
Net investment income (loss)	0.41	0.44	0.41	0.35	0.16
Net realized and unrealized gains (losses)	0.23	0.04	(0.25)	(0.02)	0.26

Total from investment operations	0.64	0.48	0.16	0.33	0.42
Less distributions:
Distributions from net investment income	(0.42)	(0.47)	(0.44)	(0.39)	(0.33)

Net asset value at end of period	9.67	9.45	9.44	9.72	9.78

Total return (%)	6.85	5.16	1.74	3.47	4.39

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.74	0.74	0.74	0.74	0.51
Gross operating expenses	0.97	1.10	0.98	1.03	1.11
Net investment income (loss)	4.04	4.69	4.30	3.59	1.89
Portfolio turnover rate	518	186	126	131	199
Net assets, end of period ($ × 1,000,000)	28	13	15	17	18

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
Select Shares	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per–Share Data ($)

Net asset value at beginning of period	9.45	9.44	9.72	9.78	9.69

Income (loss) from investment operations:
Net investment income (loss)	0.42	0.46	0.43	0.37	0.17
Net realized and unrealized gains (losses)	0.24	0.03	(0.25)	(0.02)	0.26

Total from investment operations	0.66	0.49	0.18	0.35	0.43
Less distributions:
Distributions from net investment income	(0.44)	(0.48)	(0.46)	(0.41)	(0.34)

Net asset value at end of period	9.67	9.45	9.44	9.72	9.78

Total return (%)	7.06	5.36	1.93	3.67	4.53

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.55	0.55	0.37
Gross operating expenses	0.81	0.95	0.84	0.88	0.96
Net investment income (loss)	4.22	4.87	4.49	3.80	2.03
Portfolio turnover rate	518	186	126	131	199
Net assets, end of period ($ × 1,000,000)	59	22	23	24	19

Schwab GNMA Fundtm 23

Schwab Inflation Protected Fundtm

Ticker symbols:	Investor Shares: SWRIX	Select Shares® : SWRSX

Investment objective

The fund seeks to provide total return and inflation protection.

Inflation-protected securities

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest paid on the bond is adjusted to track changes (up or down) in an official inflation measure. The U.S. Treasury, the largest domestic issuer of inflation-protected securities (i.e., Treasury inflation protected securities (TIPS)), currently uses the Consumer Price Index for Urban Consumers (CPI) as its inflation measure. Inflation-protected bonds issued by foreign governments and U.S. or foreign corporations are generally adjusted to reflect a comparable measure of inflation determined by that government or corporation.

Principal strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in inflation-protected fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund may invest in inflation-protected fixed income securities with effective or final maturities of any length. The fund invests primarily in investment grade securities, but may invest up to 10% of its net assets in below investment grade bonds (“junk bonds”) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. The fund may invest up to 20% of its net assets in fixed income securities that are not structured to provide protection against inflation.

The fund may also invest in derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, options and futures contracts, as a substitute for taking a position in the underlying security or as part of an overall strategy designed to reduce the fund’s risk exposure. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party.

In addition, the fund may invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which it may invest. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

Principal risks

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise

24 Schwab Inflation Protected Fundtm

in interest rates could cause the fund’s share price to fall. This risk is greater when the fund holds bonds with longer maturities. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in “real” interest rates.

Investment risk. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the FDIC or any other government agency. Because the fund’s share price may move up and down, the value of your investment in the fund will fluctuate, which means you could lose money.

Inflation-protected securities risk. The value of inflation-protected securities generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond to be repaid at maturity is subject to credit risk.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments in fixed income securities, including inflation-protected fixed income securities, are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a

Schwab Inflation Protected Fundtm 25

specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities lending risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

26 Schwab Inflation Protected Fundtm

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	are shown for one class only, and would be different for the other share class

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimun investments and different costs. For information on choosing a class, see page 40.

 Annual total returns (%) as of 12/31

Investor Shares
(BAR CHART)

10.50%

2007

Best quarter: 4.57% Q4 2007
Worst quarter: (0.83%) Q2 2007
Year-to-date performance as of 9/30/08 0.74%

 Average annual total returns (%) as of 12/31/07

		Since
	1 year	Inception[1]
Investor Shares
Before taxes	10.50	7.12
After taxes on distributions	8.77	5.38
After taxes on distributions and sale of shares	6.77	5.02
Select Shares®
Before taxes	10.57	7.25
Lehman U.S. TIPS Index
	11.63	8.16[2]

[1]	Inception: 3/31/06.
[2]	From: 3/31/06.

Schwab Inflation Protected Fundtm 27

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return for each share class.

 Fee table (%)

Shareholder fees	Investor shares	Select shares®
	None	None

Annual operating expenses (% of average net assets)

Management fees	0.40	0.40
Distribution (12b-1) fees	None	None
Other expenses	0.34	0.19

Total annual operating expenses	0.74	0.59
Less expense reduction	(0.09)	(0.09)

Net operating expenses*	0.65	0.50

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.65% and 0.50%, respectively, through 11/14/10.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$66	$218	$393	$901
Select Shares	$51	$170	$310	$720

28 Schwab Inflation Protected Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	3/31/06[1]–
Investor Shares	8/31/08	8/31/07	8/31/06
Per–Share Data ($)

Net asset value at beginning of period	9.91	10.01	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.62	0.43	0.29
Net realized and unrealized gains (losses)	0.45	(0.10)	0.01

Total from investment operations	1.07	0.33	0.30
Less distributions:
Distributions from net investment income	(0.62)	(0.43)	(0.29)
Distributions from net realized gains	(0.00)[2]	–	–

Total Distributions	(0.62)	(0.43)	(0.29)

Net asset value at end of period	10.36	9.91	10.01

Total return (%)	10.88	3.34	3.07	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.65	0.65	0.41	[4]
Gross operating expenses	0.74	0.84	0.92	[4]
Net investment income (loss)	7.07	4.30	6.91	[4]
Portfolio turnover rate	63	35	2	[3]
Net assets, end of period ($ × 1,000,000)	59	16	16

	9/1/07 –	9/1/06 –	3/31/06[1]–
Select Shares	8/31/08	8/31/07	8/31/06
Per–Share Data ($)

Net asset value at beginning of period	9.90	10.01	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.63	0.45	0.30
Net realized and unrealized gains (losses)	0.45	(0.11)	0.01

Total from investment operations	1.08	0.34	0.31
Less distributions:
Distributions from net investment income	(0.63)	(0.45)	(0.30)
Distributions from net realized gains	(0.00)[2]	–	–

Total Distributions	(0.63)	(0.45)	(0.30)

Net asset value at end of period	10.35	9.90	10.01

Total return (%)	11.02	3.51	3.11	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.50	0.50	0.36	[4]
Gross operating expenses	0.59	0.71	0.76	[4]
Net investment income (loss)	6.50	5.16	7.06	[4]
Portfolio turnover rate	63	35	2	[3]
Net assets, end of period ($ × 1,000,000)	259	119	44

1 Commencement of operations.
2 Net realized distribution is less than 0.01.
3 Not annualized.
4 Annualized.

Schwab Inflation Protected Fundtm 29

Schwab® Premier Income Fund

Ticker symbols:	Investor Shares: SWPIX	Select Shares® : SWILX	Institutional Shares® : SWIIX

Investment Objective

The fund seeks high current income and may also seek capital appreciation.

The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.

Strategy

The fund invests primarily in fixed income instruments issued by U.S., non-U.S., and emerging market governments, governmental agencies, companies and entities and supranational entities of varying sectors, credit quality and maturities (bonds). The fund may also invest in income producing and non-income producing equity instruments (equities) issued by U.S., non-U.S., and emerging market companies and entities. The fund may invest all of its assets in a single country or in a small number of countries. The Fund may invest in bonds and equities denominated in non-U.S. and emerging market currencies on a currency hedged or unhedged basis.

The fund may invest in fixed, variable or floating rate bonds of any kind, including, without limitation, government and agency bonds, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, hybrid securities, loan interests and preferred and convertible securities. The fund may invest in investment-grade and below investment-grade bonds (junk bonds) or its unrated equivalents as determined by the investment adviser and may invest all of its assets in either ratings category. The fund may invest in bonds having ultra-short, short, intermediate and long term maturities and may invest all of its assets in a single maturity category.

The fund may invest in equities of any kind, including, without limitation, common and preferred stocks, rights and warrants to purchase stocks, depository receipts, real estate investment trusts (REITs), exchange traded funds (ETFs) and other investment companies. The fund may in invest in micro-cap, small-cap, mid-cap and large-cap equities and may invest all of its assets in a single market capitalization category.

The fund also may invest all of its assets in derivatives of any kind, including, without limitation, futures, options, short sales, swaps, structured notes, residual interests, reverse repurchase agreements and dollar rolls. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund may enter into forward commitment and delayed delivery agreements. Please see the Principal risks section for a description of these instruments.

The fund selects investments across and within various market sectors based on the investment adviser’s assessment of economic, market, political and industry conditions and analysis of each issuer. In making this determination, the investment adviser may consider a variety of factors that it determines to be relevant from time to time, such as projected interest rate movements, volatility forecasts, technical data, industry cycles, political events and the issuer’s financial condition, earning estimates, management and industry position.

The fund is non-diversified and, as such, may allocate its assets in a smaller number of issuers than a diversified fund.

The fund sells investments when the investment adviser believes it is appropriate to do so, regardless of how long the investments have been held. Such sales may cause the fund to experience high portfolio turnover and correspondingly increased transaction costs. The sales may also result in capital gain or loss, including short-term capital gain or loss. High portfolio turnover may adversely impact the fund’s performance.

The fund may hold all of its assets in cash, cash equivalents and other short-term investments for temporary or defensive purposes. The fund may utilize such tactics when the investment adviser believes that market or economic or political conditions are unfavorable for investors. Under such circumstances, the fund may not achieve its investment objective.

30 Schwab® Premier Income Fund

Principal risks

Market risk. Stock and bond markets and the values of the investments owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Allocation risk. The fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency risk. The fund may invest in bonds and equities denominated in, and/or receiving revenues in, foreign currencies on a hedged or unhedged basis. As a result, the fund is subject to the risk that foreign currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

Emerging market risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to

Schwab® Premier Income Fund 31

be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equities risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Smaller and medium company risk. Historically, smaller and medium company securities have been more volatile than, and have performed differently from, larger company stocks. Stock prices of smaller and medium companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, smaller and medium companies may be more vulnerable to adverse business or economic events than larger, more established companies.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Leverage risk. Certain fund transactions, such as derivatives, short sales, reverse repurchase agreements, mortgage dollar rolls and delayed delivery and forward commitment transactions, may give rise to a form of leverage and may expose the fund to greater risk. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Mortgage dollar rolls risk. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Securities lending risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio

32 Schwab® Premier Income Fund

securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

Management risk. The fund is subject to the risk that its investment adviser will make poor investment selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

Delayed delivery and forward commitment transaction risk. A delayed delivery agreement is a contract for the purchase or sale of one or more securities to be delivered on an agreed future settlement date. A forward commitment agreement is a contract for the purchase or sale of one or more securities at a specified price, with delivery and cash settlement on an agreed specified future date. When purchasing securities on a delayed delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. When the fund sells a security on a delayed delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the fund could suffer losses. Securities purchased by the fund on a forward commitment basis may expose the fund to additional risks because they may experience fluctuations in value prior to their actual delivery date. For example, the yield available in the market on a debt security may be higher at the time delivery takes places than the yield the fund obtained in the forward commitment transaction itself. These transactions may result in a form of leverage and increase the fund’s overall investment risk.

REITs risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Exchange-traded funds risk (ETFs). ETFs hold portfolios of securities generally in proportion to the securities in a given market, sector or international index. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Schwab® Premier Income Fund 33

Performance

Because this fund does not have a full calendar year of performance, tables reflecting the fund’s annual total return and average annual total return are not included. This information will appear in a future version of the fund’s prospectus. Keep in mind that future performance may differ from past performance.

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return for each share class.

 Fee table (%)

Shareholder fees (% of transaction amount)	Investor Shares	Select Shares®	Institutional shares
Redemption fee*	2.00	2.00	2.00

Annual operating expenses (% of average net assets)

Management fees	0.60	0.60	0.60
Distribution (12b-1) fees	None	None	None
Other expenses	0.33	0.18	0.18

Total annual operating expenses	0.93	0.78	0.78
Less expense reduction	(0.06)	(0.06)	(0.15)

Net operating expenses**	0.87	0.72	0.63

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and Institutional Shares to 0.87%, 0.72% and 0.63%, respectively, through 11/14/10.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$89	$284	$503	$1,132
Select Shares	$74	$237	$421	$955
Institutional Shares	$64	$218	$403	$937

34 Schwab® Premier Income Fund

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	10/31/07[1]–
Investor Shares	8/31/08
Per–Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.45
Net realized and unrealized gains (losses)	(0.05)

Total from investment operations	0.40
Less distributions:
Distributions from net investment income	(0.45)

Net asset value at end of period	9.95

Total return (%)	3.97	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.65	[3]
Gross operating expenses	0.93	[3]
Net investment income (loss)	5.41	[3]
Portfolio turnover rate	374	[2]
Net assets, end of period ($ × 1,000,000)	58

1 Commencement of operations.
2 Not annualized.
3 Annualized.

Schwab® Premier Income Fund 35

Financial Highlights continued

	10/31/07[1]–
Select Shares	8/31/08
Per–Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.45
Net realized and unrealized gains (losses)	(0.05)

Total from investment operations	0.40
Less distributions:
Distributions from net investment income	(0.45)

Net asset value at end of period	9.95

Total return (%)	4.05	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.54	[3]
Gross operating expenses	0.78	[3]
Net investment income (loss)	5.52	[3]
Portfolio turnover rate	374	[2]
Net assets, end of period ($ × 1,000,000)	141

	10/31/07[1]–
Institutional Shares	8/31/08
Per–Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.44
Net realized and unrealized gains (losses)	(0.03)

Total from investment operations	0.41
Less distributions:
Distributions from net investment income	(0.46)

Net asset value at end of period	9.95

Total return (%)	4.13	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.54	[3]
Gross operating expenses	0.74	[3]
Net investment income (loss)	5.53	[3]
Portfolio turnover rate	374	[2]
Net assets, end of period ($ × 1,000,000)	47

1 Commencement of operations.
2 Not annualized.
3 Annualized.

36 Schwab® Premier Income Fund

Fund management

The funds’ investment adviser, Charles Schwab Investment Management, Inc., (CSIM), has more than $235 billion under management.

The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds® and Laudus Funds. The firm manages assets for more than 5.3 million accounts. (All figures on this page are as of 8/31/08.)

As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/08, these fees were 0.29% for the Schwab YieldPlus Fund® , 0.25% for the Schwab Short-Term Bond Market FundTM, 0.25% for the Schwab Total Bond Market FundTM, 0.23% for the Schwab GNMA FundTM and 0.31% for the Schwab Inflation Protected FundTM. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.

In addition, the firm is entitled to receive an annual management fee from the Schwab® Premier Income Fund of 0.60% of the fund’s average daily net assets not in excess of $500 million, 0.55% of such assets over $500 million, and 0.50% of such assets over $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreement is available in the funds’ August 31, 2008 annual report, which covers the period September 1, 2007 through August 31, 2008.

Portfolio Managers

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2007 and has worked in fixed-income and asset management since 1996.

Steven Chan, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the Statement of Additional Information.

37

Legal Proceedings

The Schwab YieldPlus Fund® , Charles Schwab & Co. Inc., CSIM and certain affiliated entities and individuals are defendants in a class action lawsuit regarding the Schwab YieldPlus Fund that is pending in the United States District Court for the Northern District of California. Plaintiffs, current and former Schwab YieldPlus Fund shareholders, allege that the fund’s registration statements included materially false and misleading statements regarding, among other things, the fund’s investments in mortgage-backed securities. Plaintiffs seek damages and have brought claims under the Securities Exchange Act of 1933, the Investment Company Act of 1940 and California state law. The court ordered the lead plaintiffs to file a consolidated complaint and set a schedule to hear a motion to dismiss. The consolidated complaint was filed on October 2, 2008. No estimate of the effect, if any, of this lawsuit on the fund can be made at this time.

The Schwab Total Bond Market Fundtm, Charles Schwab & Co. Inc., CSIM and certain affiliated entities and individuals are defendants in a class action lawsuit regarding the Schwab Total Bond Market Fund that is pending in the United States District Court for the Northern District of California. The complaint, filed on August 28, 2008, is brought on behalf of current and former Schwab Total Bond Market Fund shareholders. It seeks damages and alleges that the fund violated the Investment Company Act of 1940 by deviating from the fund’s fundamental investment objective and concentration policy. It also alleges claims under California state law for breach of contract, breach of fiduciary duty and breach of covenant and good faith and fair dealing. No estimate of the effect, if any, of this lawsuit on the fund can be made at this time.

38

Investing in the funds

On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab account) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the fund’s sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

39

 Investment minimums

Choose a fund and share class (if applicable),   then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer multiple share classes, the Institutional Shares have lower expenses than the Select Shares, which, in turn, have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You may convert your Investor or Select Shares into Institutional Shares at any time if your account balance in the fund is at least $500,000. As discussed below, you must contact the fund, Schwab or your other intermediary to request an interclass exchange of your shares – conversion is not automatic. If you no longer meet the minimum balance requirement for your share class, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.

	Minimum initial
Share class	investment	Minimum balance

Investor Shares	$100	None

Select Shares®	$50,000	$40,000

Institutional Shares (Schwab® Premier Income Fund only)	$500,000	$400,000

The Schwab Short-Term Bond Market Fundtm and Schwab Total Bond Market Fundtm only offer Investor Shares. Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select and Institutional Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 Distribution options

Choose an option for fund distributions.   The three options are described below. If you don’t indicate a choice, you will receive the first option.

Option	Features

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund or share class, as applicable.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.

Cash	You receive payment for all dividends and capital gain distributions.

 Placing orders through your intermediary

To place intermediary orders to purchase, redeem or exchange shares of the funds, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. For example, Schwab’s minimum additional investment through an automatic investment plan is $100, even though the funds’ minimum additional investment is $1. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For

40 Investing in the funds

example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders, and your completed account application and supporting documentation is returned to and accepted by the fund’s sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the Placing direct orders section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.

Buying shares

To purchase shares of a fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

Selling and exchanging shares

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

 Placing direct orders

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined below) may purchase shares directly from the fund’s sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.

Methods for placing direct orders

The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund’s name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund’s sub-transfer agent.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s sub-transfer agent, Boston Financial Data Services (sub-transfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional purchases by wire

Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard

Investing in the funds 41

copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional purchases by mail

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds’ sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.

Redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent’s records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the funds’ sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional redemption information

To protect you, the funds and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program

42 Investing in the funds

(“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

When selling shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

Exchange and conversion privileges

Upon request, and subject to certain limitations, shares of a fund may be exchanged or converted into shares of any other Schwab Fund that is not a Sweep Investment. In order to exchange or convert your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging or converting prior to placing your order. A new account opened by exchange or conversion must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging or converting shares of the funds by mail or by telephone at any time.

Exchanges and conversions by telephone

If you authorized the telephone redemption option in the account application, you may exchange or convert fund shares by telephone by calling the funds’ sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the fund from which and the fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled “Redemptions by telephone” for more information regarding transacting with the funds’ sub-transfer agent via telephone.

Exchanges and conversions by mail

To exchange or convert fund shares by mail, simply send a letter of instruction to the funds’ sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged or converted; (c) the fund from and the fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and (e) the signatures of all registered owners or authorized parties.

Transaction policies

The funds are open for business each day that the NYSE is open. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

Orders to buy shares that are accepted prior to the close of a fund on a given day generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day’s dividend.

Investing in the funds 43

In valuing their securities, the funds use market values if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the funds may value securities based on fair values developed using methods approved by the funds’ Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security’s amortized cost, which approximates the security’s market value.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of a fund’s portfolio may change on days when it is not possible to buy or sell shares of the funds.

CSIM or its affiliates may make cash payments out of their own resources to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments are separate from, and may be in addition to, any shareholder service fees or other administrative fees a fund may pay to those intermediaries.

CSIM or its affiliates may also make cash payments out of their own resources to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. These payments may be substantial; however, distribution-related services provided by such intermediaries are paid by CSIM or its affiliates, not by a fund or its shareholders.

The funds reserve certain rights regarding transaction policies, including the following:

•	To automatically redeem your shares upon 60 days’ written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s or share class’ investment minimums.

•	To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Policy regarding short-term or excessive trading. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact a fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.

In order to discourage market timing, each fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees (with respect to Schwab® Premier Income Fund) and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be a key element of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk-based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that a fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Trade activity monitoring. The Schwab YieldPlus Fund® is an ultra-short bond fund that seeks a high degree a share price stability. Because of its historical ability to minimize its share price fluctuations, the fund is less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the fund currently does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund’s policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

44 Investing in the funds

Each fund (except for the Schwab YieldPlus Fund® ) or its service providers maintains risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Redemption fees. The Schwab® Premier Income Fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The fund imposes the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. The fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the fund.

As noted above, the fund’s shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the fund or may be unwilling to collect the fees. As such, the fund may not be able to collect redemption fees through these intermediaries. The fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

The fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. The fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

Fair value pricing. The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to ensure that the prices at which the fund’s

Investing in the funds 45

shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Portfolio holdings information. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information.

Customer identification and verification and anti-money laundering program. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds’ overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

Distributions and taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Each fund declares a dividend every business day, based on its determination of its net investment income with the exception of the Schwab® Premier Income Fund, which declares a dividend on the last business day of every month; effective December 1, 2008, the Schwab® Premier Income Fund will declare a dividend every business day. Dividends are based on a fund’s determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the fund’s website: www.schwab.com/schwabfunds.

Unless you are investing through a tax-deferred or ROTH retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Dividends derived from U.S. Government securities are generally exempt from state and local income taxes. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

46 Investing in the funds

Generally, any sale or exchange of your shares is a taxable event. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

For tax purposes, an exchange between Schwab Funds® is different from an exchange between share classes. An exchange between Schwab Funds is considered a taxable sale. An exchange between classes within a fund is not reported as a taxable sale.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund declared during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

Investing in the funds 47

Notes

THIS IS NOT PART OF THE PROSPECTUS

PRIVACY POLICY

A Commitment to Your Privacy

At Schwab Funds® , our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Schwab Funds’ commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

Your Privacy Is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

•	THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

Website Usage

When you visit our website, our systems may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share and Use Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We’re committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;

•	using firewalls and encryption technology to protect personal information on our computer systems;

•	training our employees on privacy and security to properly handle personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	when using the Internet, keep your login ID and password confidential;

•	keep your security software up-to-date and turned on;

•	shred documents that contain personal information;

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data. If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds® shareholders should contact us at 1-800-407-0256.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2008 Schwab Funds® . All rights reserved.

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the Funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab YieldPlus Fund®	811-6200

Schwab Short-Term Bond Market Fundtm	811-6200

Schwab Total Bond Market Fundtm	811-6200

Schwab GNMA Fundtm	811-6200

Schwab Inflation Protected Fundtm	811-6200

Schwab® Premier Income Fund	811-6200

REG14271FLT-15

Schwab YieldPlus Fund®

Schwab Short-Term Bond Market Fundtm

Schwab Total Bond Market Fundtm

Schwab GNMA Fundtm

Schwab Inflation Protected Fundtm

Schwab® Premier Income Fund

Prospectus
November 15, 2008

Schwab Tax-Free Bond Funds

Prospectus
November 15, 2008

• Schwab Tax-Free YieldPlus Fundtm
• Schwab Tax-Free Bond Fundtm
• Schwab California Tax-Free YieldPlus Fundtm
• Schwab California Tax-Free Bond Fundtm

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

This prospectus does not offer for sale and is not a solicitation of offers to purchase shares of certain funds described herein in those states and jurisdictions where the funds are not registered and/or qualified for sale.

Schwab Tax-Free Bond Funds

About the funds

Schwab Tax-Free YieldPlus Fundtm	2

Schwab Tax-Free Bond Fundtm	8

Schwab California Tax-Free YieldPlus Fundtm	14

Schwab California Tax-Free Bond Fundtm	20

Fund management	26

Investing in the funds

Placing orders through your intermediary	28

Placing direct orders	29

Transaction policies	31

Distributions and taxes	33

About the funds

The Schwab Tax-Free Bond Funds seek to provide high current income exempt from federal income tax, including income exempt from AMT and, in the case of the California funds, California personal income tax.

Because these funds invest primarily in municipal bonds, their dividends are generally exempt from federal income tax. Dividends from the California funds are generally exempt from California personal income tax as well.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund’s investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

The funds’ performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Tax-Free YieldPlus Fundtm

Ticker symbol:	SWYTX

Investment objective

The fund seeks high current income that is exempt from federal income tax consistent with minimal changes in share price.

Investment techniques

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Three kinds of swaps are index swaps, credit default swaps and interest-rate swaps.

Strategy

To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB− or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and maturity policies.

The fund’s investment strategy is designed to offer higher yields than a municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless

2 Schwab Tax-Free YieldPlus Fundtm

the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

The fund may invest in derivatives including, without limitation, futures, options and swaps (including credit default swaps), which relate to fixed income securities, interest rates and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales. Please see the Principal risks section for a description of these investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

Principal risks

Investment risk. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. The fund uses duration as a tool to help measure interest rate risk. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund’s share price. This risk is greater when the fund holds bonds with longer maturities.

Municipal securities risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers

Schwab Tax-Free YieldPlus Fundtm 3

may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Non-diversification risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Municipal residual interest tender option bonds risk. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. The fund’s investments in inverse floaters also amplify the effects of the fund’s use of leverage, which is discussed below.

Leverage risk. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Mortgage dollar rolls risk. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. The fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser’s maturity and duration decisions also will affect the fund’s performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

Investment style risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

4 Schwab Tax-Free YieldPlus Fundtm

Taxable investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

(BAR CHART)

1.83%	3.32%	1.68%

2005	2006	2007

Best quarter: 1.00% Q3 2006
Worst quarter: (0.02%) Q3 2007
Year-to-date performance as of 9/30/08 (4.38%)

 Average annual total returns (%) as of 12/31/07

		Since
	1 year	Inception[1]
Fund
Before taxes	1.68	2.31
After taxes on distributions	1.68	2.31
After taxes on distributions and sale of shares	2.32	2.41
Lehman Brothers One-Year Municipal Bond Index
	4.37	2.97[2]

[1]	Inception: 12/16/04.
[2]	From: 12/16/04.

Schwab Tax-Free YieldPlus Fundtm 5

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees
None

Annual operating expenses (% of average net assets)

Management fees	0.34
Distribution (12b-1) fees	None
Other expenses	0.15

Total annual operating expenses*	0.49

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

6 Schwab Tax-Free YieldPlus Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	12/16/04[2] –
	8/31/08	8/31/07[1]	8/31/06	8/31/05
Per—Share Data ($)

Net asset value at beginning of period	9.87	9.96	9.97	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.33	0.28	0.16
Net realized and unrealized gains (losses)	(0.68)	(0.09)	(0.01)	(0.03)

Total from investment operations	(0.31)	0.24	0.27	0.13
Less distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.28)	(0.16)

Net asset value at end of period	9.20	9.87	9.96	9.97

Total return (%)	(3.21)	2.45	2.73	1.31	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.48	0.49	0.49	0.28	[4]
Gross operating expenses	0.49	0.51	0.53	0.54	[4]
Net investment income (loss)	3.84	3.34	2.81	2.33	[4]
Portfolio turnover rate	61	45	55	18	[3]
Net assets, end of period ($ × 1,000,000)	175	654	489	435

1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

Schwab Tax-Free YieldPlus Fundtm 7

Schwab Tax-Free Bond Fundtm

Ticker symbol:	SWNTX

Investment objective

The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation.

Strategy

To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB− or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Principal risks

Market risk. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the

8 Schwab Tax-Free Bond Fundtm

fund’s share price to fall. The longer the fund’s dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Municipal securities risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Non-diversification risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Municipal residual interest tender option bonds risk. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse

Schwab Tax-Free Bond Fundtm 9

floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. The fund’s investments in inverse floaters also amplify the effects of the fund’s use of leverage, which is discussed below.

Leverage risk. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser’s maturity and duration decisions also will affect the fund’s performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

Investment style risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than securities in taxable bond funds.

Taxable investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

10 Schwab Tax-Free Bond Fundtm

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

(BAR CHART)

6.14%	-7.31%	15.61%	3.80%	10.90%	5.47%	4.01%	2.06%	3.95%	1.61%

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Best quarter: 6.57% Q4 2000
Worst quarter: (3.27%) Q2 1999
Year-to-date performance as of 9/30/08 (0.76%)

 Average annual total returns (%) as of 12/31/07

	1 year	5 Years	10 Years
Fund
Before taxes	1.61	3.41	4.47
After taxes on distributions	1.61	3.41	4.46
After taxes on distributions and sale of shares	2.47	3.51	4.46
Lehman 7-Year Muni Bond Index
	5.06	3.86	4.96

Schwab Tax-Free Bond Fundtm 11

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees
None

Annual operating expenses (% of average net assets)

Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.39

Total annual operating expenses	0.69
Less expense reduction	(0.20)

Net operating expenses*	0.49

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser of the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

12 Schwab Tax-Free Bond Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per—Share Data ($)

Net asset value at beginning of period	10.75	11.10	11.25	11.33	11.04

Income (loss) from investment operations:
Net investment income (loss)	0.45	0.44	0.44	0.45	0.45
Net realized and unrealized gains (losses)	0.05	(0.35)	(0.15)	(0.08)	0.29

Total from investment operations	0.50	0.09	0.29	0.37	0.74
Less distributions:
Distributions from net investment income	(0.45)	(0.44)	(0.44)	(0.45)	(0.45)

Net asset value at end of period	10.80	10.75	11.10	11.25	11.33

Total return (%)	4.79	0.82	2.70	3.29	6.77

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.48	0.59	0.65	0.65	0.65
Gross operating expenses	0.69	0.70	0.69	0.66	0.66
Net investment income (loss)	4.21	4.03	4.01	3.98	4.00
Portfolio turnover rate	199	29	23	1	10
Net assets, end of period ($ × 1,000,000)	108	93	92	93	83

Schwab Tax-Free Bond Fundtm 13

Schwab California Tax-Free YieldPlus Fundtm

Ticker symbol:	SWYCX

Investment objective

The fund seeks high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.

Investment techniques

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Three kinds of swaps are index swaps, credit default swaps and interest-rate swaps.

Strategy

To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB− or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and maturity policies.

The fund’s investment strategy is designed to offer higher yields than a California municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price fluctuates. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond’s total return potential.

14 Schwab California Tax-Free YieldPlus Fundtm

The fund may invest in derivatives including, without limitation, futures, options and swaps (including credit default swaps), which relate to fixed income securities, interest rates and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales. Please see the Principal risks section for a description of these investments.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gains distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

Principal risks

Investment risk. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund’s share price to fall. The fund uses duration as a tool to help measure interest rate risk. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund’s share price. This risk is greater when the fund holds bonds with longer maturities.

Municipal securities risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental or court actions, such as the elimination of tax-exempt status, also could affect fund performance.

State-specific risk. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports its creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest

Schwab California Tax-Free YieldPlus Fundtm 15

rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Non-diversification risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Municipal residual interest tender option bonds risk. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. The fund’s investments in inverse floaters also amplify the effects of the fund’s use of leverage, which is discussed below.

Leverage risk. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser’s maturity and duration decisions also will affect the fund’s performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

Investment style risk. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

Taxable investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

16 Schwab California Tax-Free YieldPlus Fundtm

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

(BAR CHART)

1.76%	3.30%	1.28%

2005	2006	2007

Best quarter: 0.88% Q3 2006
Worst quarter: (0.13%) Q3 2007
Year-to-date performance as of 9/30/08 (8.37%)

 Average annual total returns (%) as of 12/31/07

		Since
	1 year	Inception[1]
Fund
Before taxes	1.28	2.11
After taxes on distributions	1.28	2.11
After taxes on distributions and sale of shares	2.03	2.23
Lehman Brothers One-Year Municipal Bond Index
	4.37	2.97[2]

[1]	Inception: 12/16/04.
[2]	From: 12/16/04.

Schwab California Tax-Free YieldPlus Fundtm 17

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees
None

Annual operating expenses (% of average net assets)

Management fees	0.33
Distribution (12b-1) fees	None
Other expenses	0.13

Total annual operating expenses*	0.46

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$46	$148	$258	$579

18 Schwab California Tax-Free YieldPlus Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	12/16/04[2] –
	8/31/08	8/31/07[1]	8/31/06	8/31/05
Per—Share Data ($)

Net asset value at beginning of period	9.87	9.98	9.95	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.33	0.32	0.27	0.15
Net realized and unrealized gains (losses)	(1.10)	(0.11)	0.03	(0.05)

Total from investment operations	(0.77)	0.21	0.30	0.10
Less distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.27)	(0.15)

Net asset value at end of period	8.77	9.87	9.98	9.95

Total return (%)	(7.92)	2.16	3.06	1.03	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.45	0.45	0.46	0.28	[4]
Gross operating expenses	0.46	0.45	0.46	0.51	[4]
Net investment income (loss)	3.59	3.26	2.74	2.21	[4]
Portfolio turnover rate	17	38	70	52	[3]
Net assets, end of period ($ × 1,000,000)	157	1,053	768	516

1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

Schwab California Tax-Free YieldPlus Fundtm 19

Schwab California Tax-Free Bond Fundtm

Ticker symbol:	SWCAX

Investment objective

The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation.

Strategy

To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB− or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below. The fund seeks to maintain an average maturity in its portfolio between three years and ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund’s securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Principal risks

Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Interest rate risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the

20 Schwab California Tax-Free Bond Fundtm

fund’s share price to fall. The longer the fund’s dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Municipal securities risk. The fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental or court actions, such as the elimination of tax-exempt status, also could affect fund performance.

State-specific risk. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports its creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Non-diversification risk. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

Derivatives risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the

Schwab California Tax-Free Bond Fundtm 21

risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Municipal residual interest tender option bonds risk. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. The fund’s investments in inverse floaters also amplify the effects of the fund’s use of leverage, which is discussed below.

Leverage risk. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short sales risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Management risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser’s maturity and duration decisions also will affect the fund’s performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

Investment style risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than securities in taxable bond funds.

Taxable investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California state income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

22 Schwab California Tax-Free Bond Fundtm

Performance

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

(BAR CHART)

6.43%	-6.14%	15.22%	4.92%	8.17%	4.64%	5.03%	3.29%	4.39%	2.28%

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Best quarter: 5.79% Q3 2002
Worst quarter: (2.70%) Q4 1999
Year-to-date performance as of 9/30/08 (0.64%)

 Average annual total returns (%) as of 12/31/07

	1 year	5 Years	10 Years
Fund
Before taxes	2.28	3.92	4.71
After taxes on distributions	2.28	3.89	4.69
After taxes on distributions and sale of shares	2.95	3.97	4.69
Lehman 7-Year Muni Bond Index
	5.06	3.86	4.96

Schwab California Tax-Free Bond Fundtm 23

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees
None

Annual operating expenses (% of average net assets)

Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.31

Total annual operating expenses	0.61
Less expense reduction	(0.12)

Net operating expenses*	0.49

*	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$50	$157	$274	$616

24 Schwab California Tax-Free Bond Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years or, if shorter, its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	9/1/07 –	9/1/06 –	9/1/05 –	9/1/04 –	9/1/03 –
	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Per—Share Data ($)

Net asset value at beginning of period	11.30	11.66	11.84	11.78	11.45

Income (loss) from investment operations:
Net investment income (loss)	0.47	0.48	0.49	0.51	0.50
Net realized and unrealized gains (losses)	0.07	(0.30)	(0.17)	0.10	0.33

Total from investment operations	0.54	0.18	0.32	0.61	0.83
Less distributions:
Distributions from net investment income	(0.47)	(0.48)	(0.49)	(0.50)	(0.50)
Distributions from net realized gains	−	(0.06)	(0.01)	(0.05)	−

Total Distributions	(0.47)	(0.54)	(0.50)	(0.55)	(0.50)

Net asset value at end of period	11.37	11.30	11.66	11.84	11.78

Total return (%)	4.89	1.57	2.78	5.24	7.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.56	0.60	0.61	0.61
Gross operating expenses	0.61	0.61	0.60	0.61	0.61
Net investment income (loss)	4.16	4.15	4.19	4.27	4.30
Portfolio turnover rate	89	19	19	8	15
Net assets, end of period ($ × 1,000,000)	308	217	205	199	180

Schwab California Tax-Free Bond Fundtm 25

Fund management

The funds’ investment adviser, Charles Schwab Investment Management, Inc., (CSIM), has more than $235 billion under management.

The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds® and Laudus Funds. The firm manages assets for more than 5.3 million accounts. (All figures on this page are as of 8/31/08.)

As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/08, these fees were 0.33% for the Schwab Tax-Free YieldPlus FundTM, 0.10% for the Schwab Tax-Free Bond FundTM, 0.33% for the Schwab California Tax-Free YieldPlus FundTM and 0.18% for the Schwab California Tax-Free Bond FundTM. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.

A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreement is available in the funds’ August 31, 2008 annual report, which covers the period September 1, 2007 through August 31, 2008.

Portfolio Managers

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2008 and has worked in fixed-income and asset management since 1994.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income asset management since 1998.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the Statement of Additional Information.

26

Investing in the funds

On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab account) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the fund’s sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

27

 Investment minimums

The minimum shown below is applicable to each fund.

Minimum initial investment	Minimum balance

$100	None

This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 Distribution options

Choose an option for fund distributions.   The three options are described below. If you don’t indicate a choice, you will receive the first option.

Option	Features

Reinvestment	All dividends and capital gain distributions are invested automatically in your fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.

Cash	You receive payment for all dividends and capital gain distributions.

 Placing orders through your intermediary

To place intermediary orders to purchase, redeem or exchange shares of the funds, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. For example, Schwab’s minimum additional investment through an automatic investment plan is $100, even though the funds’ minimum additional investment is $1. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders, and your completed account application and supporting documentation is returned to and accepted by the fund’s sub-transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the Placing direct orders section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.

Buying shares

To purchase shares of a fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

Selling and exchanging shares

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

28 Investing in the funds

When selling or exchanging shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

 Placing direct orders

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined below) may purchase shares directly from the fund’s sub-transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.

Methods for placing direct orders

The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund’s name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund’s sub-transfer agent.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s sub-transfer agent, Boston Financial Data Services (sub-transfer agent), prior to placing direct orders. You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional purchases by wire

Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional purchases by mail

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the sub-transfer agent at the address above. Be sure to include your account number on your check.

Investing in the funds 29

Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds’ sub-transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.

Redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent’s records of such instructions are binding on the shareholder. The funds and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the funds’ sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional redemption information

To protect you, the funds and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

When selling shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

Exchange privileges

Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment. In order to exchange your shares to another fund or class of shares, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you

30 Investing in the funds

must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ sub-transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the sub-transfer agent may act only on telephone instructions believed by the sub-transfer agent to be genuine. Please see the section entitled “Redemptions by telephone” for more information regarding transacting with the funds’ sub-transfer agent via telephone.

Exchanges by mail

To exchange or convert fund shares by mail, simply send a letter of instruction to the funds’ sub-transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Transaction policies

The funds are open for business each day that the NYSE is open. A fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

Orders to buy shares that are accepted prior to the close of a fund on a given day generally will receive the next business day’s dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day’s dividend.

In valuing their securities, the funds use market values if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security’s amortized cost, which approximates the security’s market value.

CSIM or its affiliates may make cash payments out of their own resources to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments are separate from, and may be in addition to, any shareholder service fees or other administrative fees a fund may pay to those intermediaries.

CSIM or its affiliates may also make cash payments out of their own resources to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. These payments may be substantial; however, distribution-related services provided by such intermediaries are paid by CSIM or its affiliates, not by a fund or its shareholders.

Investing in the funds 31

The funds reserve certain rights regarding transaction policies, including the following:

•	To automatically redeem your shares upon 60 days’ written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund.

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Policy regarding short-term or excessive trading. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact a fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.

In order to discourage market timing, each fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered to be a key element of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk-based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that a fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Trade activity monitoring. The Schwab Tax-Free YieldPlus Fundtm and the Schwab California Tax-Free YieldPlus Fundtm are ultra-short bond funds that seek a high degree a share price stability. As a result of the minimal fluctuations in each fund’s share price, the funds are less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the funds currently do not monitor or limit shareholder purchases and redemptions of fund shares. However, the funds’ policies and procedures do provide the funds’ with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund) or its service providers maintains risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

32 Investing in the funds

Fair value pricing. The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Portfolio holdings information. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information.

Customer identification and verification and anti-money laundering program. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds’ overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

Distributions and taxes

Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the fund’s website: www.schwab.com/schwabfunds.

Investing in the funds 33

The funds’ distributions may have tax consequences. Typically, dividends of the Schwab Tax-Free YieldPlus Fundtm and Schwab Tax-Free Bond Fundtm are exempt from federal income tax, but are subject to state and local income taxes. A portion of each of these funds’ dividends may be exempt from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Dividends from the Schwab California Tax-Free YieldPlus Fundtm and Schwab California Tax-Free Bond Fundtm typically are exempt from federal and California personal income taxes. To the extent the funds invest in securities subject to the AMT, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from a fund. Each fund’s capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Generally, any sale or exchange of your shares is a taxable event. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year, including a breakdown of the fund’s income from each state. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

34 Investing in the funds

Notes

Notes

THIS IS NOT PART OF THE PROSPECTUS

PRIVACY POLICY

A Commitment to Your Privacy

At Schwab Funds® , our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Schwab Funds’ commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. The Schwab Funds Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

Your Privacy Is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.

•	THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

Website Usage

When you visit our website, our systems may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share and Use Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

Schwab Funds will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Schwab Funds. We’re committed to keeping your personal and financial information safe online. To enhance your security, Schwab Funds takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	using firewalls and encryption technology to protect personal information on our computer systems;
•	training our employees on privacy and security to properly handle personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	when using the Internet, keep your login ID and password confidential;
•	keep your security software up-to-date and turned on;
•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data. If you suspect fraud or identity theft, the faster you act the better. Direct order Schwab Funds® shareholders should contact us at 1-800-407-0256.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Schwab Funds shareholders should contact us promptly by calling 1-800-407-0256.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, direct order Schwab Funds shareholders should contact us at 1-800-407-0256.

(c) 2008 Schwab Funds® . All rights reserved.

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the Funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI, or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Tax-Free Bond Funds	811-6200

REG14272FLT-14

Schwab Tax-Free Bond Funds

Prospectus
November 15, 2008

STATEMENT OF ADDITIONAL INFORMATION
Schwab Investments

Schwab YieldPlus Fund®	Schwab Tax-Free YieldPlus Fund™
Schwab Short-Term Bond Market Fund™	Schwab Tax-Free Bond Fund™
Schwab Total Bond Market Fund™	Schwab California Tax-Free YieldPlus Fund™
Schwab GNMA Fund™	Schwab California Tax-Free Bond Fund™
Schwab Inflation Protected Fund™
Schwab® Premier Income Fund
November 15, 2008
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds’ prospectuses dated November 15, 2008 (as amended from time to time).
To obtain a free copy of the prospectuses, please contact Schwab Funds® at 1-800-435-4000, day or night, or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550, day or night. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.
Each fund is a series of Schwab Investments (the Trust). The Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios are collectively referred to as the “Schwab Funds”.
The funds’ audited financial statements from the funds’ annual reports for the fiscal year ended August 31, 2008, are incorporated by reference into this SAI. A copy of a fund’s 2008 annual report is delivered with the SAI.
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INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND
LIMITATIONS
Investment Objectives
Schwab Short-Term Bond Market Fund™
Schwab Total Bond Market Fund™
Each fund’s investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.
The indices are the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index (the Short-Term Index) for the Schwab Short-Term Bond Market Fund and the Lehman Brothers U.S. Aggregate Bond Index (the U.S. Aggregate Bond Index) for the Schwab Total Bond Market Fund.
The Short-Term Index is a market-capitalization weighted index of investment-grade debt securities with maturities between one and five years. The U.S. Aggregate Bond Index is a market-capitalization weighted index of investment-grade debt securities with maturities of greater than one year.
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Tax-Free YieldPlus Fund™
Schwab California Tax-Free YieldPlus Fund™
Schwab Tax-Free Bond Fund’s investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital.
Schwab California Tax-Free Bond Fund’s investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital.
Schwab Tax-Free YieldPlus Fund’s investment objective is to seek high current income that is exempt from federal income tax consistent with minimal changes in share price.
Schwab California Tax-Free YieldPlus Fund’s investment objective is to seek high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.
These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund’s investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.
Schwab YieldPlus Fund®
The fund’s investment objective is to seek high current income with minimal changes in share price.
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Schwab GNMA Fund™
The fund’s investment objective is to seek high current income consistent with preservation of capital.
Schwab Inflation Protected Fund™
The fund seeks to provide total return and inflation protection.
Schwab® Premier Income Fund™
The fund seeks high current income and may also seek capital appreciation. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
Change of Investment Objective
Except for the Schwab® Premier Income Fund, each fund’s investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.
There is no guarantee that a fund will achieve its investment objective.
Change to 80% Investment Policy of Certain Funds
The Schwab Short-Term Bond Market Fund™ and Schwab Total Bond Market Fund™ (collectively the “Bond Funds”) will each, under normal circumstances, invest at least 80% of its net assets in debt instruments of varying maturities. Each fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Schwab GNMA Fund will, under normal circumstances, invest at least 80% of its net assets in securities issued by GNMA. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Schwab Inflation Protected Fund will, under normal circumstances, invest at least 80% of its net assets in inflation protected fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Tax-Free Bond Fund™, Schwab California Tax-Free Bond Fund™, Schwab Tax-Free YieldPlus Fund™, and Schwab California Tax-Free YieldPlus Fund™ (collectively the “Tax-Free Bond Funds”) will each normally invest at least 80% of their net assets in municipal securities the interest from which is exempt from federal income tax including the federal alternative minimum tax. In addition, the Schwab California Tax-Free Bond Fund™ and the Schwab California Tax-Free YieldPlus Fund™ will each normally invest at least 80% of its net assets in municipal securities the interest from which is exempt from California personal income
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tax. These policies may be changed only by shareholders. For purposes of these policies, net assets mean net assets plus the amount of any borrowings for investment purposes.
Investments, Risks and Limitations
The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectuses and may be changed without shareholder approval unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.
Auction-Rate Securities (ARS) are long-term variable rate bonds whose interest rates reset at specific shorter frequencies through a Dutch auction process. A Dutch auction is a competitive bidding process used to determine rates on each auction date. Bids are submitted to the auction agent. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate that equals the cumulative total of securities demanded (buyers) to the amount auctioned (sellers). New buyers wishing to purchase ARS may submit a bid at a specified rate on the day of the auction. Holders of the bonds will be notified of the indicative market rate. All accepted bids receive the same interest rate.
Owners of ARS have the option to (i) hold: elect to hold an existing position regardless of what the new rate might be; (ii) bid: submit a bid to hold an existing position at a specified rate; or (iii) sell: request to sell an existing position regardless of the rate set at the auction.
Interest rates are generally reset every 7 or 28 days for taxable issues and every 35 days for tax-exempt issues. Most ARS pay interest on the business day following the auction; however, some may have quarterly or semi-annual coupons and trade with accrued interest. ARS settle on the business day following the auction. ARS holders do not have the right to “put” their securities back to the issuer, but rather rely on the liquidity generated by the Dutch auction. Due to this lack of a dedicated liquidity facility, ARS are very credit sensitive.
Bankers’ Acceptances or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million. The Tax-Free Bond Funds do not invest in Banker’s Acceptances.
Bond Substitution is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution – a corporate bond substitution – may increase a fund’s credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market. The Tax-Free Bond Funds do not utilize the strategy of bond substitution.
Borrowing may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment
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Company Act of 1940 (the 1940 Act) which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).
Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. Each fund will pay a fee to the bank for using the lines.
California Municipal Securities are municipal securities issued by or on behalf of, the State of California or its counties, municipalities, authorities or other subdivisions. The Schwab California Tax-Free Bond Fund™ and Schwab California Tax-Free YieldPlus Fund™ are state-specific municipal funds that invest substantially all of their assets in California municipal securities. The other funds also may invest a portion of their assets in California municipal securities but will not invest substantially all of their assets in such securities.
Securities of state-specific municipal funds are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; and (5) the general financial condition of the state. Accordingly, a fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.
Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities a state-specific municipal fund will invest from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which a state-specific municipal fund may invest or on the shares of the state-specific municipal fund.
In addition, the Trust cannot predict what legislation, if any, may be proposed in a state’s legislature in regards to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by a fund and the value of the fund’s investments.
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Capital Securities are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank’s capital comprises share capital reserves and a series of hybrid instruments also known as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements (BIS) for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank’s assets. Capital securities may be denominated in U.S. or local currency. The Tax-Free Bond Funds do not invest in Capital Securities.
Certificates of Deposit or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million. The Tax-Free Bond Funds do not invest in Certificates of Deposit.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. When a fund’s investments are concentrated in issuers doing business in the same industry, the fund’s exposure to the risks of that industry is increased.
Based on the characteristics of mortgage-backed securities, the funds have determined that mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities are not part of any industry for purposes of a fund’s concentration policy. This means that a fund may invest more than 25% of its total assets in privately-issued mortgage-backed securities, which may cause the fund to be more sensitive to adverse economic, business or political developments that affect privately-issued mortgage-backed securities. Such developments may include changes in interest rates, state or federal legislation affecting both commercial and residential mortgages and their issuers, and changes in the overall economy. For purposes of a fund’s concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser’s evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. A fund will limit its investments in each identified industry to less than 25% of its total assets. Each of the Tax-Free Bond Funds may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities, which may make them more sensitive to certain adverse economic, business or political developments affecting issuers of such securities.
Convertible Securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common shares becomes more valuable.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component. The Tax-Free Bond Funds do not invest in Convertible Securities.
Credit Default Swaps may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a
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U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.
A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
Credit and Liquidity Supports may be employed by issuers or a fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.
Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government
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securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.
See Appendix A for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).
Delayed-Delivery and Forward Commitment Transactions involve purchasing and selling securities on a delayed-delivery or forward basis. A delayed-delivery agreement is a contract for the purchase or sale of one or more securities to be delivered on an agreed future settlement date. A forward commitment agreement is a contract for the purchase or sale of one or more securities at a specified price, with delivery and cash settlement on an agreed specified future date. When purchasing securities on a delayed-delivery or forward basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery or forward basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.
Delayed Funding Loans and Revolving Credit Facilities. A fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will earmark or segregate appropriate liquid assets to cover such commitments.
A fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the fund’s investment restriction relating to the lending of funds or assets by the fund. The Schwab YieldPlus Fund™, the Schwab Short-Term Bond Market Fund™, Schwab Total Bond Market Fund™ and the Tax-Free Bond Funds do not invest in Delayed Funding Loans and Revolving Credit Facilities.
Demand Features, which may include guarantees, are used to shorten a security’s effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature’s exercise or otherwise terminate its obligations with respect to such feature, however, the security’s effective maturity may be lengthened substantially, and/or its credit
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quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund’s overall average effective maturity.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The Tax-Free Bond Funds do not invest in Depositary Receipts.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies
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or commodities. These “other assets” are commonly referred to as “underlying assets.”
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies and applicable regulatory authorities.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The Bond Funds, the Schwab YieldPlus Fund®, the Schwab GNMA Fund™ and the Schwab Inflation Protected Fund™ are diversified mutual funds.
The Tax-Free Bond Funds and the Schwab® Premier Income Fund are non-diversified mutual funds, which means that a relatively high percentage of assets of the funds may be invested in the obligations of a limited number of issuers. The value of shares of these funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.
Duration was developed as a more precise alternative to the concept of “maturity.” Traditionally, a debt obligation’s maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser. With respect to the Schwab YieldPlus Fund®, Schwab Tax-Free YieldPlus Fund™ and Schwab California Tax-Free YieldPlus Fund™, each seeks to keep the average duration of its overall portfolio at one year or less. For each of these funds, there may be times when the portfolio’s average duration is more than one year.
Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the
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duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.
Holding long futures or call option positions will lengthen the duration of a fund’s portfolio. Holding short futures or put options will shorten the duration of a fund’s portfolio.
A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides a fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, certain types of convertible securities, warrants, rights, ADRs, EDRs and certain interests in real estate investment trusts. For more information on real estate investment trusts, please see the section entitled “Real Estate Investments Trusts”. For more information on convertible securities, please see the section entitled “Convertible Securities.”
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able
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to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Rights are types of securities that are issued by a company to current shareholders allowing them to purchase additional shares, usually at a discount to market price. Shareholders who do not exercise these rights are usually diluted by the offering. Rights are transferable, allowing the holder to sell them on the open market to others who may wish to exercise them.
Initial Public Offering. The fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may at times dispose of those shares shortly after their acquisition. The fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages.
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Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units, along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s
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aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Preferred Stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock. Since the preferred shareholder receives a fixed dividend payment, the holder’s position is much like that of the bondholder. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stocks are rated like fixed income securities and a fund may invest in both investment-grade and below investment-grade preferred stock. A fund will only invest in investment-grade preferred stock that has a call feature that the
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investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date. The Tax-Free Bond Funds do not invest in Preferred Stocks.
Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security. The Tax-Free Bond Funds do not invest in Warrants.
Exchange Traded Funds (ETFs) such as Standard and Poor’s Depositary Receipts (SPDRs) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage fees. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC) to iShares and procedures approved by the fund’s Board of Trustees, the fund may invest in iShares not to exceed 25% of the fund’s total assets, provided that the fund has described exchange-traded fund investments in its prospectus and otherwise complies with the conditions of the exemptive order and other applicable investment limitations. The Tax-Free Bond Funds do not invest in ETFs.
Event-Linked Bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ‘‘catastrophe bonds.” If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. The Tax-Free Bond Funds do not invest in Event-Linked Bonds.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. The Tax-Free Bond Funds do not invest in Fixed Time Deposits.
Fixed Rate Capital Securities (FRCSs) are hybrid securities that combine the features of both corporate bonds and preferred stock. FRCSs pay dividends monthly or quarterly. FRCSs are listed on major exchanges and, also, trade on the OTC markets. FRCSs are generally issued by large corporations and are rated by NRSOs. FRCSs bear the creditworthiness of the corporate issuer, generally have a stated maturity (20 to 49 years) and, unlike preferred stock, are fully taxable. There are currently three types of FRCSs offered in the marketplace: direct subordinate FRCSs which are offered directly by a corporation and zero coupon partnership preferred and
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trust preferred FRCS which are issued indirectly by a corporation through a conduit financing vehicle. FRCSs generally rank senior to common stock and preferred stock in a corporation’s capital structure, but have a lower security claim than the issuer’s corporate bonds. FRCSs generally offer higher yields than corporate bonds or agency securities, but they carry more risks than the higher lien debt. In addition to risks commonly associated with other fixed income securities, FRCSs are subject to certain additional risks. Many FRCSs include a “special event” redemption option, allowing the issuer to redeem the securities at the liquidation value if a tax law change disallows the deductibility of payments by the issuer’s parent company, or subjects the issue to taxation separate from the parent company. FRCSs permit the deferral of payments (without declaring default) if the issuer experiences financial difficulties. Payments may be suspended for some stipulated period, usually up to five years. If the issuer defers payments, the deferred income continues to accrue for tax purposes, even though the investor does not receive cash payments. Such deferrals can only occur if the parent company stops all other stock dividend payments on both common and preferred stock classes. The treatment of investment income from trust and debt securities for federal tax purposes is uncertain and may vary depending on whether the possibility of the issuer deferring payments is, or is not, considered a remote contingency. The Tax-Free Bond Funds do not invest in FRCSs.
Foreign Currency Transactions may occur in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
Certain funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities a fund expects to
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purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund’s holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies. The Tax-Free Bond Funds do not engage in foreign currency transactions. Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In: When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge: If a particular currency is expected to decrease against another currency. A fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund’s portfolio holdings denominated in the currency sold.
Direct Hedge: If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge: The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging: When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity. The additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
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It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
Tax consequences of hedging under applicable tax law, may require a fund to limit its gain from hedging in foreign currency forwards, futures, and options. Although each fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund is classified as capital gains or ordinary income. The Tax-Free Bond Funds do not invest do not invest in Foreign Currency Transactions.
Foreign Securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The
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rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, the fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments. The Tax-Free Bond Funds do not invest in Foreign Securities.
Forward Contracts are sales contracts between a buyer (holding the “long” position and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Futures Contracts are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the “CFTC”) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.
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When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The funds’ aggregate initial and variation margin payments required to establish its future positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.
While each fund may purchase and sell futures contracts in order to simulate, among other things, full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
High Yield Securities, also called lower quality bonds (junk bonds), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. High yield securities are defined as securities rated below the fourth highest rating category by an NRSRO. Adverse economic developments could disrupt the market for high yield
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securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.
Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.
Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.
Hybrid Securities. The funds may invest in hybrid or indexed securities. A hybrid instrument combines features of two or more financial instruments and can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund. The Schwab® Premier Income Fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products will be
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subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. The Tax-Free Bond Funds do not invest in Hybrid Securities.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
Index Participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist. The Tax-Free Bond Funds do not invest in Index Participations.
Inflation Protected Securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.
Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for
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Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Interfund Borrowing and Lending transactions may be entered into by all funds and portfolios in the Schwab Funds®. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.
International Bonds are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.
Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Tax-Free Bond Funds do not invest in International Bonds.
Loan Interests, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (Agent) for a lending
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syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent (Collateral Bank), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.
The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any loan interest. Credit ratings are typically assigned to loan interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a loan interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of loan interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan (Intermediate Participants).
In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the loan interest usually does, but is often not obligated to, notify holders of loan interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loan interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of loan interests.
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However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent’s general creditors, a fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.
Purchasers of loan interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund’s share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
The loan interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular loan interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such loan interests, which could lead to a decline in the value of the loan interests and the value of a fund’s shares. The Tax-Free Bond Funds do not invest in Loan Interests.
Loan Participations. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.
The fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the fund’s investment restriction relating to the lending of funds or assets by the fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the fund relies on the investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. The Tax-Free Bond Funds do not invest in Loan Participations.
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Maturity of Investments will generally be determined using the portfolio securities’ final maturity dates. However for certain securities, maturity will be determined using the security’s effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an “expected life” basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates “swapped.” Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (“call date”), which is prior to, or in lieu of, the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length. There may be times when the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund™, and Schwab California Tax-Free YieldPlus Fund ™ portfolio’s overall average effective maturity, or duration, or overall average weighted maturity is more than one year.
Money Market Securities are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.
Mortgage-Backed Securities (MBS) and other Asset-Backed Securities may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).
The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
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GNMA are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.
FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities (FHLMC Certificates): mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. Government.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.
FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.
For more information on securities issued by Fannie Mae and Freddie Mac, see “U.S. Government Securities.”
MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, “private lenders”). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.
Asset-backed Securities (ABS) have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any
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credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.
Collateralized Debt Obligations. Collateralized debt obligations (CDOs) are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.
Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Mortgage Obligations (CMO) are a hybrid between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
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The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO’s generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.
CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very
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recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the 1933 Act). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
Stripped Mortgage-Backed Securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Under certain circumstances these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
The Tax-Free Bond Funds do not invest in Mortgage-Backed Securities and Asset-Backed Securities.
Municipal Leases are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to “nonappropriation risk,” which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.
Municipal Securities are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.
Municipal securities also may be issued to finance various private activities, including certain
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types of private activity bonds (“industrial development bonds” under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Tax-Free Bond Funds may not be desirable investments for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users because distributions from these funds attributable to interest on such bonds may not be tax exempt. Under normal circumstances, the Tax-Free Bond Funds do not intend to invest in securities subject to AMT. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.
Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. General obligation securities typically are secured by the issuer’s pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.
In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality’s issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.
A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.
The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from
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federal income tax and, typically, personal income tax of a state or locality.
The investment adviser relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund. Neither the investment adviser nor the funds guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.
Non-Publicly Traded Securities and Private Placements are securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Options Contracts generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will either earmark or segregate assets (e.g., cash, U.S. government securities or other liquid assets) with a value at least equal to the exercise price of the put option, or will otherwise “cover” its position as required by the 1940 Act (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write
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such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.
A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets. The Tax-Free Bond Funds do not invest in Option Contracts.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These
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are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Puts are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund’s attempt to exercise the put, a fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund’s overall average effective maturity. Standby commitments are types of puts.
Quality of Fixed Income Investments refers to the quality of the securities purchased by a fund. Securities are considered investment-grade securities if they have been rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). A fund may also invest in REIT-like structures adopted by foreign countries.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
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Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The Tax-Free Bond Funds do not invest in REITs.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Restricted Securities are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund’s portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.
Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during
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the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security. The Tax-Free Bond Funds do not invest in Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate
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governance policies or structure.
Securities of Other Investment Companies and those issued by foreign investment companies may be purchased and sold by a fund. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.
If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.
Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month or one year. This means investors would not be able to sell their shares of a hedge fund until such time had past.
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, a Bond Fund may use short sales as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of its index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction
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costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box is a taxable transaction to the funds with respect to the securities sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Sinking Funds may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders’ principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond’s sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond’s maturity. The likelihood of this occurring is substantial during periods of falling interest rates.
Spread Transactions may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The Tax-Free Bond Funds do not engage in spread transactions.
Stripped Securities are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. The Tax-Free Bond Funds do not invest in Stripped Securities.
Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. The Tax-Free Bond Funds do not invest in Structured Notes.
Swap Agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities
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index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease a fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.
In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
For purposes of applying the funds’ investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Temporary Defensive Strategies may be engaged by a fund during abnormal economic or market conditions. Under normal conditions, the Tax-Free Bond Funds do not intend to invest more than 20% of their net assets in securities that pay interest subject to federal income tax, including the federal alternative minimum tax (AMT). In addition, under normal conditions, the Schwab California Tax-Free Bond Fund™ and Schwab California Tax-Fee YieldPlus Fund™ do not intend to invest more than 20% of their net assets in securities that pay interest subject to California personal income tax. However, from time to time, as a defensive measure or under abnormal market conditions, each of the Tax-Free Bond Funds may make temporary investments in securities the interest on which is subject to federal income tax and AMT and the Schwab California Tax-Free Bond Fund and the Schwab California Tax-Free YieldPlus Fund™ may make temporary investments in securities that pay interest subject to California personal income tax. In addition, as a defensive measure or under abnormal market conditions, the GNMA Fund and the Inflation Protected Fund may invest up to 100% of their assets in cash, cash equivalents or other high quality short-term investments.
During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Schwab® Premier Income Fund may invest up to 100% of its assets in cash, money market
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instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the fund’s objectives.
Trust Preferred Securities. The fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity. The Tax-Free Bond Funds do not invest in Trust Preferred Securities.
Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations preventing mandatory triggering of
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receivership. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.
Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.
Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations.
The Tax-Free Bond Funds may invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (“inverse floaters”). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bon because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. A fund’s investments in inverse floaters also amplifies the effects of the fund’s use of leverage, which tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of
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time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security. The Tax-Free Bond Funds do not invest in Warrants.
Wrap Agreements may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.
Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund’s NAV. However, a fund’s NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund’s NAV. All of these factors might result in a decline in the value of a fund’s shares.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a “regulated investment company” or “RIC” under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
Investment Limitations
The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of a fund’s outstanding voting shares.
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The Schwab Tax-Free YieldPlus Fund™ and Schwab California Tax-Free YieldPlus Fund™ may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

2)	(i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

3)	Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from federal income tax, including the federal alternative minimum tax.
The Schwab California Tax-Free YieldPlus Fund™ also may not:
1)	Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from California personal income tax.
The Schwab Short-Term Bond Market Fund™ and Schwab Total Bond Market Fund™ may:

1)	Lend or borrow money to the extent permitted by the 1940 Act or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2)	Pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3)	Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4)	Underwrite securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5)	Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Not purchase securities of other investment companies, except as permitted by the 1940 Act.

7)	Issue senior securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

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8)	Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The Schwab Tax-Free Bond Fund™ and Schwab California Tax-Free Bond Fund™ may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Purchase securities of other investment companies, except as permitted by the 1940 Act.

4)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
The Schwab YieldPlus Fund®, Schwab GNMA Fundtm and Schwab Inflation Protected Fund™ may not:

1)	Purchase securities of any issuer, unless consistent with the maintenance of its status as a diversified investment management company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

3)	(i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

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The Schwab® Premier Income Fund may not:

1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended from time to time; and

2)	(i) Purchase or sell commodities, commodities contracts or, real estate (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted (or not prohibited) by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.
Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund’s non-fundamental investment policy on lending is set forth below.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions does not apply to non-diversified funds.
Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
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The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.
The Schwab Tax-Free YieldPlus Fund™, Schwab California Tax-Free YieldPlus Fund™ and Schwab Inflation Protected Fund™ may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5)	Invest more than 15% of its net assets in illiquid securities.

6)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
The Bond Funds may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in
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connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4)	Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6)	Invest more than 15% of its net assets in illiquid securities.

7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
The Schwab® Premier Income Fund may not:

1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three days (not including Sundays and holidays)).

4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5)	Invest more than 15% of its net assets in illiquid securities.

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6)	Purchase or sell commodities, commodity contracts or real estate; provided that the fund may (i) (a) invest in securities of companies that own or invest in real estate or are engaged in the real estate business, including REITs, REIT-like structures and securities secured by real estate or interests therein and (b) the fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund’s ownership of such securities; (ii) purchase or sell commodities contracts on financial instruments, such as futures contracts, options on such contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

The Schwab Tax-Free Bond FundTM and Schwab California Tax-Free Bond FundTM may not:
1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)	Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

4)	Under normal circumstances, invest less than 65% of its total assets in securities deemed by the investment adviser to be bonds.

5)	Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)	Invest more than 15% of its net assets in illiquid securities.

8)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).
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9)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
The Schwab YieldPlus Fund® and the Schwab GNMA Fundtm may not:
1)	Invest more than 15% of its net assets in illiquid securities.

2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

7)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Subsequent Changes In Net Assets
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless
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otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the funds. The Board of Trustees met nine times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management, Inc. (“CSIM”) or Charles Schwab & Co., Inc. (“Schwab”). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
Each of the officers and/or trustees also serves in the same capacity as described for the Trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios (collectively referred to herein as the “Family of Investment Companies”), which as of August 31, 2008, included 69 funds.
The tables below provide information about the trustees and officers for the Trust, which includes funds in this SAI. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. As of August 31, 2008, the Fund Complex included 84 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

NAME, YEAR OF
BIRTH, AND		NUMBER OF
POSITION(S) WITH THE TRUST;		PORTFOLIOS IN
(TERM OF OFFICE	PRINCIPAL OCCUPATIONS	FUND COMPLEX
AND LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY
TIME SERVED1)	YEARS	THE TRUSTEE	OTHER DIRECTORSHIPS
Independent Trustees

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	84	Board 1 – Director, Redwood Trust, Inc. Board 2 – Director, PMI Group, Inc.
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NAME, YEAR OF
BIRTH, AND		NUMBER OF
POSITION(S) WITH THE TRUST;		PORTFOLIOS IN
(TERM OF OFFICE	PRINCIPAL OCCUPATIONS	FUND COMPLEX
AND LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY
TIME SERVED1)	YEARS	THE TRUSTEE	OTHER DIRECTORSHIPS
John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	69	Board 1 – Director, Gilead Sciences, Inc. Board 2 – Director, Monaco Coach Corporation Board 3 – Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals). Prior to August 1998, Dean of the Haas School of Business, University of California, Berkeley (higher education).	84	Board 1 – Director, Mission West Properties.

Board 2 – Director, TOUSA.

Board 3 – Director, Harris-Stratex Networks.

Board 4 – Director, Genitope Corp.

Board 5 – Director, Ditech Networks.

			Board 6 – Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman and Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	69	Board 1 – Board of Cooper Industries. Board 2 – Chairman of the Audit Committee of Oneok Partners LP.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D.R. Stephens & Company (investments). Prior to 1996, Chairman and Chief Executive Officer of North American Trust (real estate investment trust).	69	Not Applicable.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., until June 2005	69	Board 1 – Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	69	Not Applicable.
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NAME, YEAR OF
BIRTH, AND		NUMBER OF
POSITION(S) WITH THE TRUST;		PORTFOLIOS IN
(TERM OF OFFICE	PRINCIPAL OCCUPATIONS	FUND COMPLEX
AND LENGTH OF	DURING THE PAST FIVE	OVERSEEN BY
TIME SERVED1)	YEARS	THE TRUSTEE	OTHER DIRECTORSHIPS
Interested Trustees

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer and Director, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	69	Not Applicable.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	Chief Executive Officer, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company, Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services and Schwab Retirement Technologies.	69	Not Applicable.
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NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;	PRINCIPAL OCCUPATIONS
(TERM OF OFFICE AND LENGTH OF TIME	DURING THE PAST FIVE
SERVED3)	YEARS
OFFICERS

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Variable Insurance Trust. Through June 2007, Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

Randall Fillmore 1960 Chief Compliance Officer and AML Officer (Officer of Schwab Investments since 2002.)	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Laudus Trust and Laudus Institutional Trust. Through June, 2007, Chief Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.

Jeffrey M. Mortimer 1963 Senior Vice President and Chief Investment Officer – Equities and Fixed Income (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer – Equities & Fixed Income, Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.
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NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;	PRINCIPAL OCCUPATIONS
(TERM OF OFFICE AND LENGTH OF TIME	DURING THE PAST FIVE
SERVED3)	YEARS
Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. and Laudus Trust and Laudus Institutional Trust. Since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Compliance, Charles Schwab Investment, Management, Inc., Laudus Trust and Laudus Institutional Trust. Until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director, Charles Schwab & Co., Inc.

1	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

2	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

3	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
     • The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and for the Trust’s overall system of internal controls. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Hasler, Cogan and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 3 times during the most recent fiscal year.
     • The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently,
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Messrs. Hasler, Cogan, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
     • The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens, Wender and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 3 times during the most recent fiscal year.
     • The primary purposes of the Marketing, Distribution and Shareholder Services Committee are to review matters relating to the marketing of the Trust’s shares; to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is comprised of at least two Independent Trustees. Currently, Messrs. Wender, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 3 times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ending August 31, 2008. Certain information is provided for the Fund Complex, which included 84 funds as of August 31, 2008.
Taxable Bond Funds

							Pension or
	Aggregate Compensation						Retirement
	From Each Fund ($)						Benefits
	Short-Term						Accrued as	($) Total
	Bond	Total Bond			Inflation	Premier	Part of	Compensation
	Market	Market	YieldPlus	GNMA	Protected	Income	Fund	from Fund
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Fund	Expenses	Complex ($)
Interested Trustees
Charles R. Schwab	$0	$0	$0	$0	$0	$0	N/A	$0
Walter W. Bettinger, II1	$0	$0	$0	$0	$0	$0	N/A	$0
Randy Merk[2]	$0	$0	$0	$0	$0	$0	N/A	$0

Independent Trustees

Mariann Byerwalter	$2,118	$3,408	$5,968	$1,583	$1,838	$1,324	N/A	$294,986
John F. Cogan[1]	$1,573	$2,657	$3,347	$1,151	$1,384	$1,337	N/A	$182,736
Donald F. Dorward[3]	$1,394	$2,279	$3,721	$1,058	$1,237	$797	N/A	$101,250
William A. Hasler	$2,135	$3,433	$6,031	$1,595	$1,852	$1,337	N/A	$296,986
Robert G. Holmes[3]	$1,470	$2,385	$4,076	$1,118	$1,301	$797	N/A	$109,250

Gerald B. Smith	$2,058	$3,327	$5,676	$1,535	$1,788	$1,337	N/A	$233,986

Donald R. Stephens	$2,058	$3,327	$5,676	$1,535	$1,788	$1,337	N/A	$233,986
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Pension or
	Aggregate Compensation						Retirement
	From Each Fund ($)						Benefits
	Short-Term						Accrued as	($) Total
	Bond	Total Bond			Inflation	Premier	Part of	Compensation
	Market	Market	YieldPlus	GNMA	Protected	Income	Fund	from Fund
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Fund	Expenses	Complex ($)
Joseph H. Wender[1]	$1,573	$2,657	$3,347	$1,151	$1,384	$1,337	N/A	$182,736
Michael W. Wilsey	$2,135	$3,433	$6,031	$1,595	$1,852	$1,337	N/A	$241,986

[1]	Messrs. Bettinger, Cogan and Wender were appointed to the Board on January 1, 2008.

[2]	Mr. Merk resigned from the Board on December 31, 2007.

[3]	Messrs. Dorward and Holmes retired from the Board on December 31, 2007.

Tax-Free Bond Funds

	($)				Pension or
	Aggregate Compensation from each Fund				Retirement	($)
				California	Benefits	Total
		California	Tax-Free	Tax-Free	Accrued as	Compensation
	Tax-Free	Tax-Free	YieldPlus	YieldPlus	Part of Fund	from Fund
Name of Trustee	Bond Fund	Bond Fund	Fund	Fund	Expenses	Complex

Interested Trustees

Charles R. Schwab	$0	$0	$0	$0	N/A	$0
Walter W. Bettinger, II1	$0	$0	$0	$0	N/A	$0

Randy Merk[2]	$0	$0	$0	$0	N/A	$0
Independent Trustees

Mariann Byerwalter	$1,626	$1,833	$1,943	$2,091	N/A	$294,986
John F. Cogan[1]	$1,181	$1,363	$1,380	$1,445	N/A	$182,736
Donald F. Dorward[3]	$1,085	$1,236	$1,274	$1,358	N/A	$101,250
William A. Hasler	$1,638	$1,847	$1,959	$2,109	N/A	$296,986
Robert G. Holmes[3]	$1,147	$1,301	$1,352	$1,447	N/A	$109,250
Gerald B Smith	$1,576	$1,782	$1,880	$2,020	N/A	$233,986
Donald R. Stephens	$1,576	$1,782	$1,880	$2,020	N/A	$233,986
Joseph H. Wender[1]	$1,181	$1,363	$1,380	$1,445	N/A	$182,736
Michael W. Wilsey	$1,638	$1,847	$1,959	$2,109	N/A	$241,986

[1]	Messrs. Bettinger, Cogan and Wender were appointed to the Board on January 1, 2008.

[2]	Mr. Merk resigned from the Board on December 31, 2007.

[3]	Messrs. Dorward and Holmes retired from the Board on December 31, 2007.

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Securities Beneficially Owned by Each Trustee
The following tables provide each Trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2007. As of December 31, 2007, the Family of Investment Companies included 69 funds.
Taxable Bond Funds

Dollar Range of Trustee Ownership
	of the Fund						Aggregate Dollar Range of
		Total			Inflation		Trustee Ownership In the
	Short-Term	Bond	YieldPlus	GNMA	Protected	Premier Income	Family of Investment
Name of Trustee	Bond	Market	Fund	Fund	Fund	Fund	Companies
Interested Trustees

Charles R. Schwab	None	None	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000
Walt Bettinger	None	None	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None
William A. Hasler	None	None	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None	None	None
Gerald B. Smith	None	None	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	None	None	Over $100,000
Tax-Free Bond Funds

Dollar Range of Trustee Ownership of the Fund
				Schwab	Aggregate Dollar Range
		California	Schwab Tax-	California Tax-	of Trustee Ownership In
	Tax-Free	Tax-Free	Free YieldPlus	Free YieldPlus	the Family of Investment
Name of Trustee	Bond Fund	Bond Fund	Fund	Fund	Companies
Interested Trustees

Charles R. Schwab	None	None	Over $100,000	Over $100,000	Over $100,000
Walt Bettinger	None	None	None	None	Over $100,000

Independent Trustees
Mariann Byerwalter	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None
William A. Hasler	None	None	None	None	Over $100,000
John F. Cogan	None	None	None	None	None
Gerald B. Smith	None	None	None	None	Over $100,000
Donald R. Stephens	None	None	None	None	Over $100,000
Michael W. Wilsey	None	None	None	None	Over $100,000
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Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of October 22, 2008, the officers and trustees of the funds, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the funds except for Mr. Schwab who owned 19.65% of the Schwab® Premier Income Fund – Institutional Shares, 7.98% of the Schwab Inflation Protected Fund™ – Select Shares, 6.73% of the Schwab California Tax-Free YieldPlus Fund™ and 6.07% of the Schwab YieldPlus Fund™ – Select Shares.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
As of October 16, 2008, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of a fund:

Fund	Owner	Address	Percent of Shares
Schwab Total Bond Market Fund™	Charles Schwab Trust DCC&S Omnibus Account FBO Same Day Exchange FS12	215 Fremont St. FL 6 San Francisco, CA 94105	6.63%
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Fund	Owner	Address	Percent of Shares
	Chase Manhattan Cust For As Custodian For Schwab Asset Schwab MarketTrack Growth Fund	120 Kearny St 15-432 San Francisco, CA 94104	7.99%

	Chase Manhattan Cust For As Custodian For Schwab Asset Schwab MarketTrack Balanced Fund	120 Kearny St 15-432 San Francisco, CA 94104	13.57%

	Chase Manhattan Cust For As Custodian For Schwab Asset Schwab MarketTrack Conservative	120 Kearny St 15-432 San Francisco, CA 94104	14.05%

Schwab YieldPlus Fund™ – Select Shares	Charles & HelenSchwab	530 Lytton Ave Ste 200, Palo Alto, CA 94301	4.77%

Schwab Tax-Free YieldPlus Fund™	S & C Investments of Nevada, L	711 S Carson St St 4 Carson City, NV 89701	20.93%

	Mercury Investments of Nevada	711 S Carson St St 4 Carson City, NV 89701	7.17%

	Mercury Investments of Nevada	711 S Carson St St 4 Carson City, NV 89701	10.94%

Schwab California Tax-Free YieldPlus Fund™	C Schwab & H Schwab TTEE The Charles & Helen Schwab Liv	PO BOX 192861 San Francisco CA 94119	6.57%

Schwab® Premier Income Fund – Institutional Share	Schwab Monthly Income Fund – Moderate	101 Montgomery St San Francisco, CA 94104	5.20%

	Schwab Retirement Income Fund Portfolio Management Equity	101 Montgomery St San Francisco, CA 94104	29.77%
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Fund	Owner	Address	Percent of Shares
	Schwab Monthly Income Fund — Maximum	101 Montgomery St San Francisco, CA 94104	27.37%

	Charles R Schwab TTEE The Charles & Helen Schwab Liv	PO BOX 192861 San Francisco, CA 94119	7.23%

	C Schwab & H Schwab TTEE The Charles & Helen Schwab Liv	PO BOX 192861 San Francisco, CA 94119	12.05%

	Schwab Monthly Income Fund — Enhanced	101 Montgomery St San Francisco, CA 94104	8.45%
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco CA 94104, is an affiliate of the investment adviser and is the Trust’s distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
After an initial two year period, the continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund’s average daily net assets as described below.
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Schwab Short-Term Bond Market Fund™
Schwab Total Bond Market Fund™
First $500 million – 0.30%
More than $500 million – 0.22%
For the fiscal years ended August 31, 2006, 2007 and 2008, the Schwab Short-Term Bond Market Fund paid net investment advisory fees of $1,614,000 (gross fees were reduced by $126,000), $1,527,000 (gross fees were reduced by $167,000) and $1,309,000 (gross fees were reduced by $180,000), respectively.
For the fiscal years ended August 31, 2006, 2007 and 2008, the Schwab Total Bond Market Fund™ paid net investment advisory fees of $3,048,000 (gross fees were reduced by $0), $3,433,000 (gross fees were reduced by $0) and $3,743,000 (gross fees were reduced by $0), respectively.
Through November 14, 2010, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund to 0.55% of each fund’s average daily net assets.
Schwab YieldPlus Fund®
First $500 million – 0.35%
More than $500 million – 0.30%
For the fiscal years ended August 31, 2006, 2007 and 2008, the fund paid net investment advisory fees of $19,899,000 (gross fees were reduced by $0), $33,797,000 (gross fees were reduced by $2,000) and $13,293,000 (gross fees were reduced by $787,000), respectively.
Through November 14, 2010, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares® of the fund to 0.58% and 0.43%, respectively, of the share class’ average daily net assets.
Schwab GNMA Fundtm
First $500 million – 0.45%
More than $500 million to $1 billion – 0.40%
More than $1 billion – 0.375%
For the fiscal years ended August 31, 2006, 2007 and 2008, the fund paid net investment advisory fees of $80,000 (gross fees were reduced by $94,000), $31,000 (gross fees were reduced by $128,000) and $143,000 (gross fees were reduced by $137,000), respectively.
Through November 14, 2010, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares® of the fund to 0.74% and 0.55%, respectively, of the share class’ average daily net assets.
Schwab Inflation Protected Fundtm
First $500 million – 0.40%
More than $500 million but not in excess of $1 billion – 0.35%
More than $1 billion – 0.33%
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For the period January 21, 2006 to August 31, 2006 and the fiscal years ended August 31, 2007 and 2008, the fund paid net investment advisory fees of $0 (gross fees were reduced by $72,000), $162,000 (gross fees were reduced by $160,000) and $786,000 (gross fees were reduced by $223,000), respectively.
Through November 14, 2010, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares® of the fund to 0.65% and 0.50%, respectively, of the share class’ average daily net assets.
Schwab Tax-Free Bond and Schwab California Tax-Free Bond Funds
First $500 million – 0.30%
More than $500 million – 0.22%
For the fiscal years ended August 31, 2006, 2007 and 2008, the Schwab Tax-Free Bond Fund™ paid net investment advisory fees of $240,000 (gross fees were reduced by $37,000), $188,000 (gross fees were reduced by $93,000) and $97,000 (gross fees were reduced by $201,000), respectively.
For the fiscal years ended August 31, 2006, 2007 and 2008, the Schwab California Tax-Free Bond Fund™ paid net investment advisory fees of $598,000 (gross fees were reduced by $0), $543,000 (gross fees were reduced by $92,000) and $468,000 (gross fees were reduced by $300,000), respectively.
Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund to 0.49% of each fund’s average daily net assets for so long as the investment adviser serves as the adviser to the funds.
Schwab Tax-Free YieldPlus and Schwab California Tax-Free YieldPlus Funds
First $500 million – 0.35%
More than $500 million – 0.30%
For the fiscal years ended August 31, 2006, 2007 and 2008, the Schwab Tax-Free YieldPlus Fund™ paid net investment advisory fees of $1,286,000 (gross fees were reduced by $162,000), $1,874,000 (gross fees were reduced by $86,000) and $1,369,000 (gross fees were reduced by $24,000), respectively.
For the period fiscal years ended August 31, 2006, 2007 and 2008, the Schwab California Tax-Free YieldPlus Fund™ paid net investment advisory fees of $1,965,000 (gross fees were reduced by $5,000), $3,205,000 (gross fees were reduced by $0) and $1,882,000 (gross fees were reduced by $0), respectively.
Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund to 0.49% of each fund’s average daily net assets for so long as the investment adviser serves as the adviser to the funds.
Schwab® Premier Income Fund
First $500 million – 0.60%
More than $500 million – 0.55%
Over $ 1billion – 0.50%
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For the fiscal year ended August 31, 2008, the Schwab® Premier Income Fund paid net investment advisory fees of $767,000 (gross fees were reduced by $397,000).
Through November 14, 2010, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares® and Institutional Shares of the fund to 0.87%, 0.72% and 0.63% respectively, of the share class’ average daily net assets.
The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as exchange traded funds, REITs and other investment companies, that are held by a fund nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Distributor
Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the Trust’s agent for the purpose of the continuous offering of a fund’s shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
Shareholder Services and Transfer Agent
Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund’s prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets Schwab Funds® and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.
For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of the Schwab Short-Term Bond Market Fund™, Schwab Total Bond Market Fund™, Schwab Tax-Free Bond Fund™ and Schwab California Tax-Free Bond Fund’s™ average daily net assets and 0.05% of the Schwab Tax-Free YieldPlus Fund™ and Schwab California Tax-Free YieldPlus Fund’s™ average daily net assets.
For the services performed as shareholder services agent under its contract with the Schwab YieldPlus Fund®, Schwab GNMA Fund™ and Schwab Inflation Protected Fund™, Schwab is entitled to receive an annual fee, payable monthly from each class of shares of the funds, in the amount of 0.20% of the Investor Shares’ average daily net assets and 0.05% of the Select Shares’ average daily net assets.
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For the services performed as shareholder services agent under its contract with Schwab® Premier Income Fund, Schwab is entitled to receive an annual fee, payable monthly from each class of shares of the funds, in the amount of 0.20% of the Investor Shares’ average daily net assets, 0.05% of the Select Shares’ average daily net assets and 0.05% of the Institutional Shares’ average daily net assets.
For the services performed as transfer agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund’s average daily net assets.
Custodian and Fund Accountant
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and fund accountant for the funds.
The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund’s transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the Trust and reviews certain regulatory reports and each fund’s federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the Trust engages them to do so. Their address is Three Embarcadero Center, San Francisco, CA 94111-4004. Each fund’s audited financial statements for the fiscal year ending August 31, 2008, are included in the fund’s annual report that is supplied with the SAI.
Legal Counsel
Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of August 31, 2008.

	Registered Investment Companies
	(this amount includes the funds in this		Other Pooled Investment
	Statement of Additional Information)		Vehicles		Other Accounts
	Number of		Number of		Number of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Jeffrey Mortimer	69	$232,645,724,336	0	—	5,069	$908,692,462
Matthew Hastings	10	$4,886,651,115	0	—	1	$30,092,709
Steven Hung	10	$4,886,651,115	0	—	—	—
Alfonso Portillo, Jr.	10	$4,886,651,115	0	—	—	—
Steven Chan	10	$4,886,651,115	0	—	—	—
Kenneth Salinger	4	$746,836,356	0	—	120	$135,723,539
John Shelton	4	$746,836,356	0	—	120	$135,723,539
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Conflicts of Interest.
A Portfolio Manager’s management of other managed accounts may give rise to potential conflicts of interest in connection with its management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other mutual funds advised by CSIM (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts with those of the funds. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than a fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.
Compensation. Charles Schwab & Co., the Trust’s distributor, compensates each CSIM Portfolio Manager for his or her management of a fund. Each Portfolio Manager’s compensation consists of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the portfolio manager’s contribution to the firm’s overall investment process, being good corporate citizens and contribution to the firm’s asset growth and business relationships.
The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the Plan), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances on the corporate component of the plan at a rate determined by executive management. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the Plan year (i.e. the Plan does not provide advances on the portion of the Plan tied to fund performance at management’s discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contribution to the firm’s asset growth and business relationships.
The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab’s corporate performance.
•	Fund Investment Performance

Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.
o	A fund’s investment performance ranking relative to its peer group or respective Lipper Category (“fund ranking”) is determined based on its 1-year and 3-year pre-tax return before expenses. In determining the fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of his or her individual funds’ rankings. The specific weight given to a fund in that calculation is determined by CSIM’s senior management.

•	Schwab Corporate Performance

Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab’s profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab’s senior management following the end of each quarter.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.

Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of August 31, 2008. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

DOLLAR RANGE OF
PORTFOLIO MANAGER	FUND	FUND SHARES
Matthew Hastings	Schwab YieldPlus Fund® – Select Shares	$1–$10,000
Kenneth Salinger	Schwab California Tax-Free Bond Fund™	$1–$10,000
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.
Taxable Bond Funds
The portfolio turnover rates for the Schwab Short-Term Bond Fund™ for the fiscal years ended August 31, 2007 and 2008 were 225% and 351%, respectively.
The portfolio turnover rates for the Schwab Total Bond Market Fund™ for the fiscal years ended August 31, 2007 and 2008 were 311% and 433%, respectively.
The portfolio turnover rates for the Schwab YieldPlus Fund® for the fiscal years ended August 31, 2007 and 2008 were 188% and 83%, respectively.
The portfolio turnover rates for the Schwab GNMA Fund™ for the fiscal years ended August 31, 2007 and 2008 were 186% and 518%, respectively.
The portfolio turnover rates for the Schwab Inflation Protected Fund™ for the fiscal years ended August 31, 2007 and 2008 were 35% and 63%, respectively.
The portfolio turnover rate for the Schwab® Premier Income Fund™ for the fiscal year ending August 31, 2008 was 374%.
The Schwab GNMA Fund experienced higher portfolio turnover due to volatility in the fixed income markets which led to increased trading activity, especially in agency mortgage dollar-roll transactions. These transactions involve simultaneous sale and forward purchase transactions, resulting in higher portfolio turnover.
Tax-Free Bond Funds
The portfolio turnover rates for the Schwab Tax-Free YieldPlus Fund™ for the fiscal years ending August 31, 2007 and 2008 were 45% and 61%, respectively.
The portfolio turnover rates for the Schwab California Tax-Free YieldPlus Fund™ for the fiscal years ending August 31, 2007 and 2008 were 38% and 17%, respectively.
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The portfolio turnover rates for the Schwab Tax-Free Bond Fund™ for the fiscal years ended August 31, 2007 and 2008 were 29% and 199%, respectively.
The portfolio turnover rates for the Schwab California Tax-Free Bond Fund™ for the fiscal years ended August 31, 2007 and 2008 were 19% and 89%, respectively.
There was an increase in portfolio turnover for the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund as a result of the investor adviser’s efforts to capture inefficiencies in the municipal market.
Portfolio Transactions
For each of the last three fiscal years, the fund paid the following brokerage commissions.

Funds	2008	2007	2006
Schwab YieldPlus Fund™	$552,029	$891,873	$313,239
Schwab Inflation Protected Fund™	$16,165	$1,848	$—
Schwab GNMA Fund™	$5,259	$2,098	$255
Schwab Total Bond Market Fund™	$90,854	$138,689	$26,247
Schwab Short-Term Bond Market Fund™	$36,720	$44,812	$7,821
Schwab® Premier Income Fund	$24,318	N/A	N/A
Schwab Tax-Free YieldPlus Fund™	$2,018	$17,713	$12,773
Schwab Tax-Free Bond Fund™	$628	$—	$—
Schwab California Tax-Free YieldPlus Fund™	$12,855	$29,835	$33,150
Schwab California Tax-Free Bond Fund™	$1,376	$—	$—
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and
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asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.
The investment adviser seeks to obtain the best execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.
The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.
The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.
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The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
Regular Broker-Dealers
Each fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. As of August 31, 2008, certain of the funds held securities issued by their respective regular broker-dealers, as indicated below.
Schwab Short-Term Bond Market Fund™

Value of Fund’s Holdings
Regular Broker-Dealer	as of August 31, 2008
Citigroup Global Markets, Inc.	$14,406
Lehman Brothers, Inc.	$1,869
Banc of America Securities LLC	$1,023
J.P. Morgan Securities, Inc.	$965
Barclays Global Investors Services	$963
Schwab Total Bond Market Fund™

Value of Fund’s Holdings
Regular Broker-Dealer	as of August 31, 2008
Banc of America Securities LLC	$41,701
Deutsche Bank Securities, Inc.	$33,110
J.P. Morgan Securities, Inc.	$28,178
Citigroup Global Markets, Inc.	$23,885
Merrill Lynch & Co., Inc.	$12,313
Bear Stearns & Co., Inc.	$10,629
Credit Suisse Securities (USA) LLC	$10,283
Lehman Brothers, Inc.	$3,175
Barclays Global Investors Services	$2,655
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Schwab YieldPlus Fund®

Value of Fund’s Holdings
Regular Broker-Dealer	as of August 31, 2008
Deutsche Bank Securities, Inc.	$48,009
Morgan Stanley	$15,674
Lehman Brothers, Inc.	$14,751
Bear Stearns & Co., Inc.	$5,808
Credit Suisse Securities (USA) LLC	$1,233
Merrill Lynch & Co., Inc.	$819
Schwab GNMA Fund™

Value of Fund’s Holdings
Regular Broker-Dealer	as of August 31, 2008
Countrywide Securities Corp.	$1,094
Credit Suisse Securities (USA) LLC	$486
Schwab® Premier Income Fund

Value of Fund’s Holdings
Regular Broker-Dealer	as of August 31, 2008
Banc of America Securities LLC	$9,307
Bear Stearns & Co., Inc.	$6,409
J.P. Morgan Securities, Inc.	$6,170
Morgan Stanley	$3,295
Goldman Sachs & Co.	$1,814
Lehman Brothers, Inc.	466
PORTFOLIO HOLDINGS DISCLOSURE
The funds’ Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive
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periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” (as defined below) of the funds’ portfolio holdings information.
A complete list of the funds’ portfolio holdings is published on the Schwab Funds website at www.schwabfunds/Schwab Funds, under “Prospectuses and Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. The portfolio holdings information available on the Schwab.com website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, a fund’s top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, a fund also provides on the website monthly information regarding certain attributes of its investment holdings such as its sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.
The funds may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
In addition, the funds’ service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
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DESCRIPTION OF THE TRUST
Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.
Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
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PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
Methods to purchase and redeem shares of the funds are set forth in the funds’ prospectuses.
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2008-2009: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders that are received in good order by the funds’ transfer agent prior to the close of the NYSE’s trading session will be executed that day at the funds’ (or classes’) share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice. The Trust’s Declaration of Trust also provides that shares may be automatically redeemed if the shareholder is no longer eligible to invest in a fund.
Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers’ underlying customer accounts on an aggregated basis.
The funds have made an election with the SEC to pay in cash all redemptions requested by any
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shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
The funds are designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the funds reserve the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.
More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectuses.
A fund’s share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.
Exchanging Shares of the Funds
Methods to purchase and redeem shares of the funds are set forth in the funds’ prospectuses.
Shares of any Schwab Fund®, including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied, including any investor eligibility requirements. Without limiting this privilege, “an exchange order,” which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments™ and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each
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fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.
Pricing of Shares
Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds’ securities may change on days when it is not possible to buy or sell shares of the funds.
The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
TAXATION
This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Funds
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount
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the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. A fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the funds’ prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those
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not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because a fund’s income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction or for the lower tax rates applicable to qualified dividend income.
Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year.  Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
If, at the close of each quarter of its taxable year, at least 50% of the value of a fund’s assets consist of obligations the interest on which is excludable from gross income, a fund may pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes.
Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived
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from certain private activity bonds issued after August 7, 1986 will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporations’ alternative minimum taxable income for purposes of determining the AMT.
The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund’s distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in a fund. However, if you receive an exempt-interest dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of such shares shall, to the extent of the amount of such exempt-interest dividend, be disallowed.
Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest dividends.”
Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds that pay exempt-interest dividends is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A “substantial user” is defined generally to include “certain persons” who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.
General State and Local Tax Information
Distributions by a fund also may be subject to state, local and foreign taxes and their treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the funds.
California Tax Considerations
The Schwab California Tax Free Bond Fund™ and Schwab California Tax-Free YieldPlus Fund™ intend to qualify to pay dividends to shareholders that are exempt from California personal income tax (California exempt-interest dividends). A fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of a fund’s taxable year, at least 50% of the value of a fund’s total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual (California Tax
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Exempt Obligations) and (2) a fund continues to qualify as a regulated investment company.
If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.
Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.
Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund’s earnings and profits.
Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.
If a fund qualifies to pay dividends to shareholders that are California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if (1) they are designated as exempt-interest dividends by a fund in a written notice to shareholders mailed within 60 days of the close of a fund’s taxable year and (2) to the extent the interest received by a fund during the year on California Tax-Exempt Obligations exceeds expenses of a fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if a fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.
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APPENDIX A — RATINGS OF INVESTMENT SECURITIES
From time to time, a fund may report the percentage of its assets that falls into the rating categories set forth below.
BONDS
Moody’s Investors Service
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Standard & Poor’s Corporation
Investment Grade
AAA Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.
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A Debt rated ‘A’ has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Speculative Grade
Debt rated ‘BB’ and ‘B’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.
B Debt rate ‘B’ has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.
Fitch, Inc.
Investment Grade Bond

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated ‘F1+’.

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the
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ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Speculative grade bond

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS
Moody’s Investors Service
Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.
Standard & Poor’s Corporation
An S&P SP-1 rating indicates that the subject securities’ issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P’s determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.
Fitch, Inc.
Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.
COMMERCIAL PAPER
Moody’s Investors Service
Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.
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Standard & Poor’s Corporation
A Standard & Poor’s Corporation (S&P) A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
Fitch, Inc.
F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.
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APPENDIX B – DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
As of February 1, 2008
Charles Schwab Investment Management (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the “Funds” or “Schwab Funds”) has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. (“Glass Lewis”), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.
Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS’s written proxy voting policies and procedures (“ISS’s Proxy Procedures”) and has determined that ISS’s Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients.
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The Proxy Committee will review any material amendments to ISS’s Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
          Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with ISS’s Proxy Procedures.
          ISS’s Proxy Procedures are not intended to cover proxies of limited partnerships (“LP Proxies”), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis’s written proxy policy guidelines (“Glass Lewis’s Proxy Procedures”) and has determined that Glass Lewis’s Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’s Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis’s Proxy Procedures.
          For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
          With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS’s Proxy Procedures.
          In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The
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following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.
          Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS’s Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis’s recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
          Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.
          Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.
          Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM
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may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.
Proxy Committee Quorum
At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.
Concise Summary of ISS 2008 Proxy Voting Guidelines:
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;
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•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.
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Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the audit committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
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•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
▪	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

▪	serves as liaison between the chairman and the independent directors;

▪	approves information sent to the board;

▪	approves meeting agendas for the board;

▪	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

▪	has the authority to call meetings of the independent directors;

▪	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*	The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must
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underperform its index and industry group on all four measures (one- and three-year on industry peers and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;
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•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
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5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.
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7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the
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preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:
•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
▪	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level); -

▪	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

▪	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);
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•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period: -
▪	A minimum vesting of three years for stock options or restricted stock; or –

▪	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
▪	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

▪	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
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Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.
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The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:
•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
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•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

•	Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
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•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
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•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
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•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
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•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Glass Lewis Summary Domestic Proxy Paper Policy Guidelines:
I. Election of Directors
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will withhold from directors for the following reasons:
•	A director who attends less than 75% of the board and applicable committee meetings.
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•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore withhold from a:
•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.
Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
Separation of the roles of Chairman and CEO
Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chairman as better able to oversee the executives of the company and set
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a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.	We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.
II. Financial Reporting
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of
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interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•	When audit fees added to audit-related fees total less than one-third of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.
III. Compensation
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on ten overarching principles:
•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
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•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.
Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.
Director Compensation Plans
Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.
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Options Expensing
We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company’s operational earnings. When companies do not to expense options, the effect of options on the company’s finances is obscured and accountability for their use as a means of compensation is greatly diminished.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
IV. Governance Structure
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.
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Shareholder Action by Written Consent
We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.
Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1. Stock split

2. Shareholder defenses

3. Financing for acquisitions

4. Financing for operations
Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.
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PART C
OTHER INFORMATION
SCHWAB INVESTMENTS
Item 23. Exhibits.

(a)	Articles of Incorporation	(i)	Agreement and Declaration of Trust, dated October 25, 1990, was electronically filed and is incorporated by reference to Exhibit 1, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 1997.

		(ii)	Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, was electronically filed and is incorporated by reference to Exhibit (a)(ii), File No. 811-6200, of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, filed on September 14, 2006.

(b)	By-Laws		Amended and Restated Bylaws, dated November 16, 2004, was electronically filed and is incorporated by reference to Exhibit (b), File No. 811-6200, of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005.

(c)	Instruments Defining Rights of Security Holders	(i)	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of (a) the Agreement and Declaration of Trust was electronically filed and is incorporated by reference to Exhibit 1, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 1997, and (b) the Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, was electronically filed and is incorporated by reference to Exhibit (a)(ii), File No. 811-6200, of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, filed on September 14, 2006.

		(ii)	Article 9 and Article 11 of the Amended and Restated By-Laws was electronically filed and is incorporated by reference to Exhibit (b), File No. 811-6200, of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005.

(d)	Investment Advisory Contracts	(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the “Investment Adviser”) and Schedules B and C were electronically filed and are incorporated by reference to Exhibit 5(a), File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 1997.

		(ii)	Amendment to the Investment Advisory and Administration Agreement dated June 5, 2007, is herein incorporated by reference to Exhibit (d)(ii), File No. 811-6200 of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, electronically filed on November 14, 2007.

		(iii)	Amended Schedules A and D to the Investment Advisory and Administration Agreement, referenced to at Item 23 (d)(i) above are incorporated by reference to Exhibit (d)(ii), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

		(iv)	Letter Agreement between Registrant, on behalf of its Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, Schwab Inflation Protected Fund, Schwab Tax-Free YieldPlus Fund, Schwab Tax-Free Bond Fund, Schwab California Tax-Free YieldPlus Fund and Schwab California Tax-Free Bond Fund and the Investment Adviser dated November 12, 2008, is filed herewith as Exhibit (d)(iv), File No. 811-6200.

		(v)	Letter Agreement between Registrant, on behalf of its Schwab Global Real Estate Fund, and the Investment Adviser dated June 27, 2008, is incorporated by reference to Exhibit (d)(vi), File No. 811-6200, of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A, electronically filed on June 27, 2008.

		(vi)	Letter Agreement between Registrant, on behalf of its Schwab 1000 Fund, and the Investment Adviser was electronically filed and is incorporated by reference to Exhibit (d)(vii), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 26, 2008.

		(vii)	Letter Agreement between Registrant, on behalf its Schwab Premier Income Fund – Investor Share Class, Select Share Class and Institutional Share Class and the Investment Adviser dated September 19, 2007 is incorporated by reference to Exhibit (d)(vii), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

		(viii)	Expense Limitation Agreement between the Investment Adviser, Charles Schwab & Co. Inc. (“Schwab”), and the Registrant, on behalf of the Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund, Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund, dated May 2, 2007, is incorporated by reference as Exhibit (d)(viii), File No. 811-6200, of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A, filed on July 6, 2007.

(e)	Underwriting Contracts	(i)	Distribution Agreement between Registrant and Schwab was electronically filed and is incorporated by reference to Exhibit 6, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 1997.

		(ii)	Amended Schedule A to the Distribution Agreement is incorporated by reference to Exhibit (e)(ii), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

(f)	Bonus or Profit Sharing Contracts		Inapplicable.

(g)	Custodian Agreements	(i)	Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005, was electronically filed and is incorporated by reference to Exhibit (g)(xvi), File No. 811-6200, of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, filed on November 14, 2005.

		(ii)	Transfer Agency Agreement between the Registrant and Schwab and Schedule B were electronically filed and are incorporated by reference to Exhibit 8(e), File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 1997.

		(iii)	Amended Schedules A and C to the Transfer Agency Agreement are incorporated by reference to Exhibit (g)(iii), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

		(iv)	Shareholder Service Agreement between the Registrant and Schwab and Schedule B were electronically filed and are incorporated by reference to Exhibit 8(g), File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 1997.

		(v)	Amended Schedules A and C to the Shareholder Service Agreement are incorporated by reference to Exhibit (g)(v), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

		(vi)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 17, 2005, was electronically filed and is incorporated by reference to Exhibit (g)(xv), File No. 811-6200, of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, filed on November 14, 2005.

(h)	Other Material Contracts		Inapplicable.

(i)	Legal Opinion		Opinion of Counsel is electronically filed herewith as Exhibit (i), File No. 811-6200.

(j)	Other Opinions		Independent Registered Public Accounting Firm’s Consent is electronically filed herewith as Exhibit (j), File No. 811-6200.

(k)	Omitted Financial Statements		Inapplicable.

(l)	Initial Capital Agreement	(i)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab 1000 Fund was electronically filed and is incorporated by reference to Exhibit (l)(i), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on July 21, 1999.

		(ii)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Short-Term Bond Market Fund was electronically filed and incorporated by reference to Exhibit (l)(ii), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on July 21, 1999.

(iii)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab California Tax-Free Bond Fund was electronically filed and is incorporated by reference to Exhibit (l)(iii), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on July 21, 1999.

(iv)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Tax-Free Bond Fund was electronically filed and is incorporated by reference to Exhibit (l)(iv), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on July 21, 1999.

(v)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Total Bond Market Fund was electronically filed and is incorporated by reference to Exhibit 13, File No. 811-6200, to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on December 30, 1997.

(vi)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab YieldPlus Fund® was electronically filed and is incorporated by reference to Exhibit (l)(vi) of Post-Effective Amendment No. 29, File No. 811-6200, to Registrant’s Registration Statement on Form N-1A, filed on July 21, 1999.

(vii)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab GNMA Fund was electronically filed and is incorporated by reference to Exhibit (l)(vii), File No. 811-6200, of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on January 24, 2003.

(viii)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab California Tax-Free YieldPlus FundTM and the Schwab Tax-Free YieldPlus FundTM was electronically filed and is incorporated by reference to Exhibit (l)(viii), File No. 811-6200, of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A, filed on November 11, 2004.

(ix)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab Inflation Protected Fund was electronically filed and is incorporated by reference to Exhibit (l)(ix), File No. 811-6200, of Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2006.

		(x)	Purchase Agreement relating to the purchase of one share of the Schwab Premier Income Fund Investor Shares, two shares of the Schwab Premier Income Fund Select Shares and three shares of Schwab Premier Income Fund Institutional Shares is incorporated by reference to Exhibit (l)(x), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

		(xi)	Purchase Agreement relating to the purchase of two shares of the Schwab Global Real Estate Investor Shares and one share of the Schwab Global Real Estate Select Shares, is incorporated by reference to Exhibit (l)(xi), File No. 811-6200, of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A, electronically filed on June 27, 2008.

(m)	Rule 12b-1 Plan		Inapplicable.

(n)	Rule 18f-3 Plan	(i)	Registrant’s Amended and Restated Multiple Class Plan was electronically filed and is incorporated by reference to Exhibit (o)(i), File No. 811-6200, of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on January 27, 2003.

		(ii)	Amended Schedule A to the Amended and Restated Multiple Class Plan is incorporated by reference to Exhibit (n)(ii), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed on September 19, 2007.

(o)	(Reserved)

(p)	Code of Ethics	(i)	Code of Ethics adopted by Registrant, the Investment Adviser and Schwab dated September 15, 2008, is filed herewith as Exhibit (p)(i), File No. 811-6200.

(q)	Power of Attorney	(i)	Power of Attorney executed by Mariann Byerwalter, January 8, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(i), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

		(ii)	Power of Attorney executed by William A. Hasler, January 15, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(ii), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(iii)	Power of Attorney executed by Gerald B. Smith, January 16, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(iii), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(iv)	Power of Attorney executed by Charles R. Schwab, January 14, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(iv), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(v)	Power of Attorney executed by Donald R. Stephens, January 23, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(v), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(vi)	Power of Attorney executed by Michael W. Wilsey, January 14, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(vi), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(vii)	Power of Attorney executed by Randall W. Merk, was electronically filed and is incorporated by reference to Exhibit (p)(vii), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(viii)	Power of Attorney executed by George Pereira, January 3, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(viii), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(ix)	Power of Attorney executed by Walter W. Bettinger, II, January 4, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(ix), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(x)	Power of Attorney executed by Joseph Wender, January 11, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(x), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

(xi)	Power of Attorney executed by John F. Cogan, January 10, 2008, was electronically filed and is incorporated by reference to Exhibit (p)(xi), File No. 811-6200, of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2008.

Item 24. Persons Controlled by or under Common Control with the Registrant.
The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each is advised by the Investment Adviser and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant. The Investment Adviser and Schwab are both wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Adviser and Schwab.
Item 25. Indemnification.
Article VIII of Registrant’s Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Manager
Registrant’s investment adviser, Charles Schwab Investment Management, Inc., a Delaware

corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust (f.k.a. Laudus Variable Insurance Trust) each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to Laudus Trust and Laudus Institutional Trust and an investment adviser to certain non-investment company clients.
The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser (CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position
with Adviser	Name of Other Company	Capacity

Charles R. Schwab, Chairman and Director	Charles Schwab & Co., Inc.	Chairman and Chief Executive Officer

	The Charles Schwab Bank, N.A.	Chairman, Director

	The Charles Schwab Corporation	Chairman, Chief Executive Officer

	Schwab Holdings, Inc.	Chief Executive Officer

	Schwab International Holdings, Inc.	Chairman and Chief Executive Officer

	Schwab (SIS) Holdings, Inc. I	Chairman and Chief Executive Officer

	Charles Schwab Holdings (UK)	Chairman

	United States Trust Company of New York	Chairman, Director

	U.S. Trust Company	Chairman, Director

	U.S. Trust Corporation	Chairman, Director

	All Kinds of Minds	Director

	Charles and Helen Schwab Foundation	Director

	Stanford University	Trustee

Randall W. Merk Director, President and Chief Executive Officer	Charles Schwab & Co., Inc.	Executive Vice President

Name and Position
with Adviser	Name of Other Company	Capacity
	Laudus Trust Laudus Institutional Trust	Trustee

	Excelsior Funds Inc. Excelsior Tax-Exempt Funds, Inc. Excelsior Funds Trust	Trustee

	Charles Schwab Worldwide Funds, PLC	Director

	Charles Schwab Asset Management (Ireland) Limited	Director

Koji E. Felton, Senior Vice President, Chief Counsel and Corporate Secretary	Charles Schwab & Co., Inc.	Senior Vice President, Deputy General Counsel

	Laudus Trust Laudus Institutional Trust	Chief Legal Officer
	Excelsior Funds Inc. Excelsior Tax-Exempt Funds, Inc. Excelsior Funds Trust	Chief Legal Officer and Secretary

Randall Fillmore, Chief Compliance Officer	Charles Schwab & Co., Inc.	Senior Vice President

	Laudus Trust Laudus Institutional Trust	Chief Compliance Officer

	Excelsior Funds Inc. Excelsior Tax-Exempt Funds, Inc. Excelsior Funds Trust	Chief Compliance Officer

Jeffrey M. Mortimer, Senior Vice President and Chief Investment Officer, Equities and Fixed Income	Laudus Trust Laudus Institutional Trust	Vice President and Chief Investment Officer

George Pereira, Senior Vice President and Chief Financial Officer	Laudus Trust Laudus Institutional Trust	Chief Financial Officer

	Excelsior Funds Inc. Excelsior Tax-Exempt Funds, Inc. Excelsior Funds Trust	Chief Financial Officer and Chief Accounting Officer

	Mutual Fund Division, UST Advisers, Inc.	Chief Financial Officer

Name and Position
with Adviser	Name of Other Company	Capacity
	Charles Schwab Worldwide Funds, PLC	Director

	Charles Schwab Asset Management (Ireland) Limited	Director
Item 27. Principal Underwriters.
          (a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.
          (b) The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

Position and Offices
Name	Position and Offices with the Underwriter	with the Fund
Charles R. Schwab	Chairman	Chairman and Trustee

Walt Bettinger	President, Chief Executive Officer and Chief Operating Officer	Trustee

Joseph Martinetto	Executive Vice President and Chief Financial Officer	None

Carrie Dwyer	Executive Vice President, Corporate Oversight	None

Bryce Lensing	Executive Vice President, Risk Management	None

Randall W. Merk	Executive Vice President	President and Chief Executive Officer

Jan Hier King	Executive Vice President, Human Resources	None

Gideon Sasson	Executive Vice President, Chief Information Officer	None

Becky Saeger	Executive Vice President, Chief Marketing Officer	None

Maurisa Sommerfield	Executive Vice President, Schwab Operations	None

Koji E. Felton	Senior Vice President, Deputy General Counsel	Chief Legal Officer and Secretary

Randall Fillmore	Senior Vice President	Chief Compliance Officer
          (c) None.

Item 28. Location of Accounts and Records.
          All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant; Registrant’s investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant’s Custodian and Registrant’s fund accountants: State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
Item 29. Management Services.
          Not applicable.
Item 30. Undertakings.
          Not applicable.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 78 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 14th day of November, 2008.

SCHWAB INVESTMENTS Registrant

Charles R. Schwab* Charles R. Schwab, Chairman and Trustee
     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 14th day of November, 2008.

Signature	Title

Charles R. Schwab* Charles R. Schwab	Chairman and Trustee

Walter W. Bettinger, II* Walter W. Bettinger, II	Trustee

Mariann Byerwalter* Mariann Byerwalter	Trustee

John F. Cogan* John F. Cogan	Trustee

William A. Hasler* William A. Hasler	Trustee

Gerald B. Smith* Gerald B. Smith	Trustee

Donald R. Stephens* Donald R. Stephens	Trustee

Joseph H. Wender* Joseph H. Wender	Trustee

Michael W. Wilsey* Michael W. Wilsey	Trustee

Randall W. Merk* Randall W. Merk	President and Chief Executive Officer

George Pereira* George Pereira	Treasurer and Principal Financial Officer

*By:	/s/ Timothy W. Levin Timothy W. Levin, Attorney-in-Fact Pursuant to Power of Attorney

Exhibit Index

Exh. No.	Document

(d)(iv)	Letter Agreement between Registrant and Investment Adviser

(i)	Opinion of Counsel

(j)	Independent Registered Public Accounting Firm’s Consent

(p)(i)	Code of Ethics